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Natus Medical Incorporated

(Name of Registrant as Specified in Its Charter)

Voce Catalyst Partners LP
Voce Capital Management LLC
Voce Capital LLC

J. Daniel Plants
Mark G. Gilreath
Lisa Wipperman Heine
Joshua H. Levine

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On May 30, 2018, Voce Capital Management LLC provided a presentation to Institutional Shareholder Services regarding the Company (the “Presentation”).  A copy of the Presentation is filed herewith as Exhibit 1.

EXHIBIT 1

© Voce Capital Management LLC; May 30, 2018 voce capital A voice for value voce capital BABY Come Back Discussion Materials May 30, 2018

2 voce capital The views expressed herein represent the subjective opinions of Voce Capital Management LLC and certain of its affiliates and controlling persons (collectively, “Voce”), who beneficially own shares of Natus Medical Incorporated (the “Company”) . These views are based on publicly available information with respect to the Company . Certain financial information and data used herein have been derived or obtained from, without independent verification, publicly available information including filings made with the Securities and Exchange Commission (“SEC”), or other regulatory authorities and from other third party reports, by the Company or other companies Voce deems relevant . Voce has neither sought nor obtained consent from any third party for the use of previously published information . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein . Voce shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing . All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Voce’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names . Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date . Voce reserves the right to change any of its opinions expressed herein at any time as it deems appropriate . Voce disclaims any obligation to update the data, information or opinions contained herein or to notify the market or any other party of any such changes . This document contains certain forward - looking statements and information that are based on Voce’s beliefs as well as assumptions made by, and information currently available to, Voce . These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts . When used in this document, words such as "anticipate," "believe," "estimate," "expect," "intend," "plan" and "project" and similar expressions are intended to identify forward - looking statements . These statements reflect our current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict . Further, certain forward - looking statements are based upon assumptions as to future events that may not prove to be accurate . Actual results, performance or achievements may vary materially and adversely from those described in this document . The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future . There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein . Any estimates, projections or potential impact of the opportunities identified by Voce herein are based on assumptions that Voce believes to be reasonable as of the date hereof, but there can be no assurance or guarantee that actual results or performance will not differ, and such differences may be material and adverse . These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1 ) investment, financial, tax or legal advice, 2 ) a recommendation to buy or sell any security, or 3 ) an offer or solicitation to subscribe for or purchase any security . These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision . Voce currently has an economic interest in the price movement of the securities of the Company . It is possible that there will be developments in the future that cause Voce to modify this economic interest at any time or from time to time . This may include a decision to sell all or a portion of its holdings of Company securities in open market transactions or otherwise (including via short sales), purchase additional Company securities (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such securities . Voce also reserves the right to take any actions with respect to its investment in the Company as it may deem appropriate, including, but not limited to, communicating with the board of directors, management and other investors . Although Voce believes the information herein to be reliable, Voce makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and Voce expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein) . Thus, shareholders and others should conduct their own independent investigations and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant . Disclaimer

3 voce capital Table of Contents 1. Executive summary 2. Natus overview 3. Natus underperformance A. Serially missed guidance B. Failed to achieve own financial targets C. Relative underperformance 4. Opportunity 1: Reform corporate governance 5. Opportunity 2: Refocus Natus on operational fundamentals A. Return to organic growth B. Cessation of roll - up strategy C. Enhance profitability D. Re - instill a culture of regulatory compliance 6. Opportunity 3: Restructure CEO compensation 7. Conclusion 8. Sources Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

4 voce capital Executive summary ▪ Natus is one of Voce’s oldest investments; having first invested in 2013, we have intimate familiarity with the business, people and stock – Exited in 2016 after losing confidence ▪ Natus has underperformed its own self - selected “Proxy Peers” over the past 1 - , 3 - and 5 - year periods – Has fallen 36% since its peak in 2015 – It trades at a valuation discount, even when accounting for its lower growth profile ▪ Execution issues have destroyed significant value and eviscerated management’s credibility – Natus has consistently offered guidance that failed to meet Street expectations – Natus has failed to achieve the financial targets its CEO told investors were key performance metrics, even after successively lowering them ▪ Gross margins, operating margins, organic growth, new business lines and EPS growth – Repeated regulatory, legal, compliance and operational mistakes have dented Natus’ reputation and business ▪ Repeated false and misleading statements by Natus are deeply concerning – According to a recently published Federal District Court opinion in a lawsuit brought by Natus stockholders, CEO Hawkins is alleged to have made misstatements to hide the fact that the Venezuela Ministry of Health had already defaulted on $46 million in payments, according to the Court’s opinion – Natus’ Board has repeatedly filed false and misleading governance documents with the SEC Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

5 voce capital Executive summary (cont.) ▪ Natus’ roll - up strategy has emphasized acquisitions rather than organic growth – Natus’ lack of organic growth – currently negative – has perennially disappointed investors – Almost all of Natus’ current revenues can be attributed to acquisitions – Despite the growth in revenue, Natus has derived no scale benefit from buyouts ▪ Its operating margins are the same today as when it had less than 10% of current revenue ▪ Its gross margins today are lower and its return on capital is dramatically lower – The absence of financial synergy or sustainable franchise value from the current strategy means that Natus is dependent on ever - larger M&A to maintain its growth – unsustainable, in our view ▪ We believe the risks to continued M&A are heightened by Natus’ larger size, fewer targets and balance sheet limitations ▪ An opportunity exists to boost Natus’ profitability – Every operating expense category exceeds the average of its self - selected Proxy Peer set – Natus’ paltry R&D returns don’t justify the large, speculative investment program it has announced – Compensation expense is excessive Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

6 voce capital Executive summary (cont.) ▪ Natus’ corporate governance is directly responsible for the persistence of these issues, in our view – The staggered Board is aged, insular and poorly aligned with stockholders – unrepentant Director and Officer selling has continued even during this Proxy contest – The Board has failed to hold the CEO accountable for poor performance and has, in fact, gratuitously rewarded him – The Board’s Chairman, Robert Gunst, has not honored his duties as the representative of independent stockholders ▪ Gunst, who has been retired since 1999 and hasn’t been on another public Board in a decade, is out - of - touch with modern governance, by our estimation ▪ Refused to meet with Voce; disclaimed his responsibility to respond to stockholder inquiries ▪ Voce’s Removal Proposal seeks to remove Gunst as a Director ▪ Voce has nominated three fresh, highly - experienced and independent Director candidates – Mark G. Gilreath : Operating Partner at Frazier Healthcare Partners; Former founder, CEO and Director of EndoChoice ; Former President and CMO of Given Imaging – Lisa Wipperman Heine : COO of Mitralign ; Former Global VP, Clinical & Medical Affairs at Covidien; Member of Board of Directors at Surmodics – Joshua H. Levine : CEO and Director of Accuray ; Former CEO and Director of Immucor ; Former CEO and Director of Mentor Corporation ▪ While Voce is not seeking “control” of Natus in any sense, we include a few “starter kit” recommendations for the new Board to consider in its early days Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

7 voce capital ▪ Voce Capital Management LLC and its nominees own 735,709 shares of Natus Medical – 2.2% of shares outstanding – Long - term stockholders; first invested in Natus in 2013 until losing confidence in 2016 ▪ Voce is an SEC - registered investment adviser founded by J. Daniel Plants in 2011 – Voce pursues a value - driven, governance - focused investment strategy – Particular expertise in healthcare, technology and financials – Investor base comprised of leading foundations, institutions and family offices ▪ Voce’s principals have extensive experience in corporate governance and shareholder value creation – Prior experience of Voce principals: Goldman Sachs, JPMorgan, TPG, Moelis, Sullivan & Cromwell ▪ Voce selectively uses activism to create value for all shareholders – Majority of investments are passive or involve cooperative partnerships with management ▪ Voce has led numerous successful campaigns for change ▪ Voce’s efforts have secured numerous important governance victories, such as de - staggering of Boards repeal of poison pills, adoption of majority voting, and defeat of dilutive equity issuances ▪ Average return to public shareholders across all 13 of Voce’s activist investments through 1Q18 is 38.6% (vs. 12.5% for the Russell 2000 and 14.4% for the S&P 500), with an average duration of 469 days About Voce Strategic Capital Allocation Corporate Governance Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

8 voce capital Attributes of a well - functioning Board Essential Characteristics Comments Natus Independent Aligned Experienced ▪ Fresh, vigorous, dynamic ▪ Disciplined compensation practices ▪ Effective oversight of management ▪ Functions without complete reliance on CEO ▪ Pluralistic – not controlled by one individual ▪ Meaningful equity ownership ▪ Accessible to stockholders ▪ Appropriate governance structure ▪ Active Nominating & Governance Committee ▪ Places stockholders’ interests above insiders ▪ Active service on other public Boards ▪ Professionally active ▪ Relevant industry experience ▪ Average tenure of 15 years ▪ Failure to hold CEO accountable; excessive pay for weak performance ▪ Inappropriate interference by CEO ▪ Dominated by Chairman Gunst ▪ Independent Directors own < 1% ▪ Net sellers of stock; Director Engibous has never bought a share and sold over 75% of holdings; Chairman Gunst net seller ▪ Refused to meet with Voce ▪ Filed materially false and misleading governance documents with SEC ▪ Staggered Board ▪ Only one independent director is employed (Moore – who is retiring) ▪ Only two have other Board seats (including Moore) ▪ Chairman Gunst – no healthcare experience; retired since 1999; no other Board since 2007 ▪ Director Engibous – retired since 2010; never held another public board seat Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

9 voce capital Chairman Gunst: A disservice to independent stockholders ▪ The preeminent duty of an Independent Chairman: To represent the interests of independent stockholders ▪ Among the key responsibilities of an Independent Chairman: Requirement Chairman Gunst ▪ Alignment with stockholders × Very limited ownership × Net seller of Natus stock ▪ Meet with interested stockholders upon request × Refused to meet with Voce × Disclaimed responsibility to even respond to Voce – twice ▪ Be conversant in corporate strategy, at least at a high level × “Listen - only” mode × Unwilling to answer even basic questions or share any perspective on Natus, its strategy, its team, its stock or the Board ▪ Able to act without total reliance on management × Didn’t want to meet without CEO in the room × Used CEO and CEO’s assistant to respond to stockholders ▪ Hold CEO accountable for results and actions × Member of the Compensation Committee that has continued to increase pay for CEO despite poor performance × Long tenure directly overlaps with CEO × Zero healthcare experience – no industry context or credibility ▪ Understand corporate governance and public company fiduciary duties × Repeatedly oversaw filing of false and misleading Proxy Statements × Wrongly asserted that “Reg FD” required CEO to be present in order to allow Board to talk with stockholders × Understated his age in Natus Proxy Statement for several years Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

10 voce capital 75.0% 100.0% 125.0% 150.0% 175.0% 200.0% 225.0% 250.0% 275.0% 300.0% 325.0% 350.0% 375.0% 400.0% Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Natus Proxy Peers Stark underperformance +149% Natus Source: Capital IQ, Data as of 3/19/18. the day prior to The WSJ story about Voce’s involvement Note: Proxy Peers include ARAY, ABMD, ALOG, ANGO, CNMD, GMED, HAE, IART, ICUI, MASI, MMSI, NUVA, NXTM, OMCL, PODD +150% Proxy Peers Natus has underperformed its own self - selected Proxy Peers over every relevant time period Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion Proxy Period Natus Peers 1 Year (15.8%) 30.8% 3 Year (13.1%) 64.0% 5 Year 148.7% 150.1% Most relevant, given current trajectory

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# Voce Nominees: Fresh, highly experienced, independent



**Mark G. Gilreath**

- Currently an operating partner at Frazier Healthcare Partners
- Previously Founder at EndoChoice (NYSE: GI) (Acquired by Boston Scientific for ~$200 million)
- Previously President and CMO at Given Imaging (Nasdaq: GIVN) (Acquired by Covidien for $850 million)
- Served in the US Navy in Naval Intelligence, including during Operation Desert Storm
- Brings meaningful medical device operating experience, strategic transaction experience and corporate governance rigor
- Already a Natus shareholder



**Lisa Wipperman Heine**

- Currently COO of Mitralign
- Director of Surmodix (Nasdaq: SRDX); Member of Nominating & Governance and Compensation Committees
- Previously Founder and Principal at deArca Strategic Solutions
- Previously served multiple leadership roles at Covidien / Medtronic, including Global VP of Medical Affairs for Vascular Therapies and responsible for strategy of a $1.7Bn business segment
- Long operating history with specialization in Clinical Affairs, Regulatory Issues and Corporate Strategy



**Joshua H. Levine**

- Currently President, CEO, and a Director of Accuray Incorporated (Nasdaq: ARAY)
- Previously President, CEO and a Director of Immucor (Nasdaq: BLUD) (Acquired by TPG for $3.2Bn)
- Previously President , CEO and a Director of Mentor Corporation (NYSE: MNT) (Acquired by Johnson and Johnson for $1Bn; 100% premium paid)
- Successful track record and experience in sales & marketing as well as strategic transactions
- Already a Natus shareholder

***All of the Nominees are completely independent – none have any financial ties to Voce nor are they receiving any compensation from Voce***

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voce capital Natus Overview

| Summary | Cessation of M&A |
|---|---|
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# Natus snapshot

## Business Overview

- Natus provides products and services across neurology, newborn care and hearing impairment verticals
- Largely direct sales force in North America and through distributors internationally
- Company segments:

| | |
|---|---|
| Neurology (48%) | • Systems and supplies for neurology markets across diagnostic, monitoring and surgical applications to identify neurological or sleeping disorders via EEG, EMG, PSG or other testing |
| Newborn Care (29%) | • Provides products and services for diagnosis and treatment of newborn care across specialized ailments like jaundice and ophthalmic deficiencies as well as nursery essentials for NICU and well-baby nurseries |
| Otometrics (23%) | • Denmark-based provider of hearing and balance instrumentation for audiologists, pediatrics and screening professionals |

- Founded in 1987
- IPO in 2001
- HQ in Pleasanton, CA

## Financial Snapshot

*(in millions, except for per share and valuation data)*

| Capitalization (as of): | 05/25/18 |
|---|---|
| Share Price | $36.05 |
| Fully-Diluted Shares Outstanding | 34.2 |
| **Market Value** | **$1,231** |
| Plus Debt | $129 |
| Less Cash and Investments | ($65) |
| **Enterprise Value** | **$1,296** |

| Income Statement | 2018E | 2019E |
|---|---|---|
| Revenue | $537 | $557 |
| Adj. EBITDA | $73 | $76 |
| Adj. EPS | $ 1.59 | $ 1.87 |

| Valuation: | 2018E | 2019E |
|---|---|---|
| TEV / Revenue | 2.41x | 2.32x |
| TEV / Adj. EBITDA | 17.8x | 17.1x |
| P / Adj. EPS | 22.6x | 19.3x |

FYE December

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14 voce capital Newborn Care Segment overview Overview Revenue History Source: Voce research, Company filings Market share ▪ Provides products and services for diagnosis and treatment of newborn care across specialized ailments like jaundice and ophthalmic deficiencies as well as nursery essentials for NICU and well - baby nurseries ▪ NicView (~$8mm) – Equipment and software provided for streaming videos from NICU for family members to monitor the babies remotely ▪ RetCam (~$17mm) – Equipment to detect ophthalmic deficiencies in premature newborns ▪ Peloton (~$15mm) – Hearing screening services provided to hospitals on a per - test basis to handle equipment and staffing at the hospitals ▪ Devices / Disposables – Hearing screening and Newborn care device and disposables ▪ Selected Competition: $107 $102 $120 $129 $124 $120 $123 $139 $143 $144 (10.0%) (5.0%) -- 5.0% 10.0% 15.0% 20.0% $ -- $20 $40 $60 $80 $100 $120 $140 $160 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Revenue Revenue Growth 29% Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

15 voce capital Newborn Care Products Hearing Screening NICU Baby Monitoring Jaundice NeoBlue RetCam Brain Monitoring Thermoregulation Closed Incubators Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

16 voce capital Newborn Care Peloton overview Overview Est. # of Peloton Hospitals Source: Voce research, Company filings Estimated Revenue ($mm) ▪ Peloton is a hearing screening service provided to hospitals that wish to outsource their newborn hearing screening to Natus ▪ Previously, hospitals would have bought a hearing screening machine (~$5,000) and paid ~$10 per test in consumables – Required incremental staffing and no reason for incremental reimbursement (all bundled together with overall child birth reimbursement) ▪ At launch, Peloton was a $100 / newborn screening service that provided all the equipment and staffing within the confines of the hospital footprint – As a 3 rd party provider, Natus was able to get separate reimbursement on top of what the hospital was already receiving so there was no downside to the hospitals ▪ Since its launch in 2014, Peloton had grown to nearly 150 hospitals (all domestic) ▪ Reimbursement has fallen as payer mix worsens and there is some hospital pushback on renewals given the initially high ~30% operating margins $0.2 $0.2 $0.2 $0.4 $0.8 $1.6 $2.2 $2.7 $2.9 $3.2 $3.4 $3.5 $3.5 $3.6 $4.1 $4.0 $ -- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 10 20 43 58 65 77 79 90 92 107 110 133 142 147 130 128 0 20 40 60 80 100 120 140 160 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

17 voce capital Neurology Segment overview Overview Revenue History Source: Voce research, Company filings Market share ▪ Systems and supplies for neurology markets across diagnostic, monitoring and surgical applications to identify neurological or sleeping disorders via EEG, EMG, PSG or other testing ▪ Tests can be performed during surgery, during hospital stays or at - home depending on the type of product ▪ Global Neuro - Diagnostics (GND) (~$15mm) – Provider of routine EEG video testing that can be performed at physician’s office or remotely at home ▪ Neurosurgery (~$50mm) – Neurosurgical assets acquired from Integra in 2017 (~$10mm in 2017 recognized) ▪ Nicolet (~$90mm) – EEG and EMG systems from 2012 acquisition ▪ Selected Competition: 48% * In - Lab systems only ** Excludes Japan $55 $65 $98 $104 $168 $224 $233 $237 $239 $243 -- 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $ -- $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Revenue Revenue Growth Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

Neurology

# Market overview

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

## In-Hospital Setting

- Traditionally the largest buyer of neurodiagnostic equipment
- As hospitals have been facing volume issues the last few years, they have been making conscious decisions on whether to keep a standalone neurology department (which requires specialists on staff within neurovascular, neuromuscular and neuroimmunology) or to partner with specialty centers
- More purchases are made through GPOs (especially on the supply side)

## Specialty Center

- Specialty centers traditionally have bought equipment direct from manufacturers vs. through GPOs
- As specialty centers form partnerships with large hospital systems, volumes will move to hospital purchasing
- Growth in specialty sleep centers, which are typically non-reimbursable services so they bring in attractive cash payers

## Home Health

- Small but growing piece of the market that allows for longer-term measurements of key indications within the home
- Existing equipment providers typically selling into stand-alone service providers who handle training, data collection and interpretation
- Incremental innovations typically focus on portability and smaller footprint

***Natus offers a spectrum of Neurology products to each channel***

Nicolet Technologies    xltek    embla    GLOBAL NEURO-DIAGNOSTICS a Division of Natus Neurology

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19 voce capital Neurology Products Long - term EEG Monitoring Portable Monitoring Remote Monitoring EMG Monitoring Sleep Monitoring Epilepsy Monitoring Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

20 voce capital Otometrics Segment overview Overview Historical Revenue Source: Voce research, Company filings Market share by region ▪ Entered new segment via 2017 acquisition ($145mm) ▪ Denmark - based provider of hearing and balance instrumentation for audiologists, pediatrics and screening professionals ▪ Hearing Aid Fitting ($40mm) – Tools for hearing aid dispensers to properly fit and tune hearing aids ▪ Hearing Diagnostics ($24mm) – Solutions for hearing diagnostics used by audiologists ▪ Hearing Screening ($12mm) – Products used by hospitals to screen newborns for hearing deficiencies ▪ Otoscan (New Segment in 2018) – New digital fitting and measurement process – Significant R&D investment required ▪ Key Competitors: $100 $28 $29 $29 $29 $114 $ -- $20 $40 $60 $80 $100 $120 2016 1Q17 2Q17 3Q17 4Q17 2017 23% 7% 39% 36% 12% 18% 3% 2% 7% North America Europe China Rest of World Legacy Otometrics Natus Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

voce capital Natus underperformance

22 voce capital $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 Jun-15 Sep-15 Nov-15 Feb-16 Apr-16 Jul-16 Sep-16 Nov-16 Feb-17 Apr-17 Jul-17 Sep-17 Dec-17 Feb-18 May-18 Natus’ alarming trajectory compels us to act 10/15/15: Announces 3 year, $233mm Venezuela contract 1/11/16: Announces delay in Venezuela deal, reduces annual figure to $60mm 9/26/16: Announces Otometrics deal, along with Q3 revenue miss; Seattle shiphold announced 04/26/17: Reduces full year 2017 guidance after Q1 miss 1/8/18: Announces 2018 guidance well below expectations and Q4 revenue miss Shifting strategies, big revenue misses and failure to contain expenses have been a toxic cocktail for Natus’ stockholders 4/4/16: Misses Q1 revenues on top of receiving no Venezuela revenues 4/25/18: Announces Q2 guidance miss and weak Q1 results 09/11/17: Announces Integra Neurosurgery asset acquisition 3/20/18: WSJ reports on Voce involvement Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

23 voce capital Concerns about CEO Hawkins ▪ On 1Q18 earnings call, CEO Hawkins had to be corrected by analysts and CFO Kennedy for reciting the guidance inaccurately ▪ On the same call, CEO Hawkins also had to be corrected for forgetting the name of a Company product ▪ This follows CEO Hawkins emotional and insulting outburst at a recent sell - side conference, reported on by The Wall Street Journal We are troubled by what we see as increasingly erratic behavior by CEO Hawkins “Analyst : Jim, can you clarify the guidance for the [second quarter]? Because I think what you said looks a little bit different than what was in the press release . CEO Hawkins : Jonathan, do you have that? Perhaps my notes are incorrect . I believe I said $ 129 million to $ 130 million . Analyst : The press release says $ 129 million to $ 131 million … CFO Kennedy : So the press release is correct … ” “CEO Hawkins : I believe it’s called Encore, if I remember it right, the name of that product . Analyst : Embrace . CEO Hawkins : Embrace . I’m sorry, Embrace . ” Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

24 voce capital Shifting excuses Which is it? Birthrates matter or they don’t? These conflicting statements raise questions about CEO Hawkins’ handle on the business Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion “We just don’t see [lower birthrates] in our business at all … . [L]et’s say there is a 1 % drop in birthrate and if you use the number of 4 million babies, I mean what is that, 40 , 000 babies? And so for us at – let us say if it is at $ 8 or $ 9 a test, it is $ 300 , 000 to $ 400 , 000 over a whole year’s time ; it is really sort of noise . And that’s if it was really dropping . So we just haven’t seen it . ” - CEO Hawkins ( 07 / 31 / 08 ) “[I]n the United States, the current birth rate is about 4 million babies a year . This is down from 4 . 5 million babies in 2008 … . [W]e have a seen, as I mentioned, birthrates not only stabilize, but … are increasing again . ” - CEO Hawkins ( 05 / 14 / 13 ) “We also experienced a rather dramatic drop in birth rates, which certainly affected our Peloton . You take out the number of babies, your overhead structure when it’s built for one set of birth rates and then it drops down, obviously it upsets your cost structure . ” - CEO Hawkins ( 04 / 26 / 17 ) “In the United States, the birth rate we have on here, about 4 . 1 million … . It’s down 10 % or 12 % from the highs of 3 or 4 years ago … . and we also think this has happened in Europe as well . ” - CEO Hawkins ( 09 / 19 / 12 )

voce capital A. Serially missed g uidance

26 voce capital Natus’ beat - and - raise days are a distant memory Natus’ EPS from 2012 – 2015 was driven by expanding operating margins from < 10% to ~19% in 2015 and one - time tax rate benefits Consensus pre - earnings: $2.06 Consensus post - earnings: $1.62 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion $0.60 $0.83 $1.14 $1.42 $1.86 $1.83 $1.63 $0.62 $1.03 $1.26 $1.55 $1.62 $1.45 $ -- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2012 2013 2014 2015 2016 2017 2018E Guidance Actual

Summary | Cessation of M&A
Overview | Profitability
Underperformance | Regulatory
Governance | Compensation
Organic Growth | Conclusion

# Dramatically reduced visibility and outlook

**Natus Quarterly Performance vs. Consensus**


2013
2014
2015
2016
2017
2018
Q1 Q2 Q3 Q4
Q1 Q2
Actual EPS
Guidance EPS
Missed Consensus = 1 / 12
Missed Consensus = 7 / 10

Made EPS vs. Consensus

Missed EPS vs. Consensus

"[O]n the same day it announced the largest acquisition in its history, Natus pre-announced another disastrous quarterly miss (against an already lowered set of expectations and unambitious 3Q16 guidance)."

**– Voce Letter to Natus Stockholders (04/23/18)**

***Natus has consistently failed to satisfy quarterly Street expectations since the start of 2016***

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28 voce capital Excessively promotional, in our view References to…. Examples from CEO Hawkins Total References “Excited / Exciting” ▪ “We remain very excited with the future of Otometrics … . We remain very excited about Otoscan … . We are also excited about our entrance into neurosurgery . I remain excited about the future of Natus . ” ( 2 / 7 / 18 ) ▪ “I remain excited about the future of Natus … . [W]e're very excited about the Embrace … . So we’re very excited … . I remain excited about the future of Natus … . Combining this growth with increased profitability and accretive acquisitions make for an exciting future for our company . ” ( 10 / 25 / 17 ) ▪ “We're very excited, and really, I think everyone will be quite excited … . [W]e're very excited with where Natus is going, and we can't wait for 2018 to get here to get this year of integration and clean up behind us, but we're almost there . So it's going to be a great future, and we're very excited . ” ( 6 / 22 / 17 ) ▪ “But boy, are we ever excited … ” ( 4 / 26 / 17 ) ▪ “We remain very excited about this [Peloton] opportunity . ” ( 1 / 28 / 15 ) 226 “Pleased” ▪ “I am pleased with our accomplishments in 2016 … ” ( 2 / 1 / 17 ) ▪ “While I am very pleased with our record first quarter revenues, earnings did come in below our guidance . ” ( 4 / 26 / 17 ) 135 “Success / Successful” 58 ▪ “[W]e expect Otometrics to be a similar success story … ” ( 9 / 26 / 16 ) ▪ “We will be building a sales, marketing and support team to … make the Embrace a success . ” ( 10 / 25 / 17 ) 1. CEO Hawkins’ live commentary from 2008 onwards; all quarterly earnings calls, one analyst day, three M&A calls, plus 17 sell - sid e conferences “Proud” 21 ▪ “The other thing we're very proud about is our operating margins … . [W]e have said our goal is to get to 18 % pretax operating margins … in ' 15 and then in ' 16 , to take it to 20% . So we see improved -- continued improved financial characteristics . ” ( 1 / 15 / 15 ) ▪ “We're very proud of our gross profit margins, how it has increased from 57 % to -- through 3 quarters of this year to 62% . But we anticipate ending up at around 63 % gross profit margin this year … ” ( 1 / 12 / 17 ) ▪ “We're very proud of what we built here, and now we're looking to show the benefits that we created . ” ( 9 / 26 / 16 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

voce capital B. Failed to achieve own financial targets

30 voce capital Natus’ stated financial goals: Summary scorecard CEO Hawkins’ Commitments to Shareholders Reality ▪ Gross Margins of 65% – “[T]here is no reason…Natus cannot be a 65% gross margin business….[W]e do continue to make strides towards that over the next 1, 2 and 3 years. So we think it’ll be a nice pleasant journey…” (7/22/15) × Annual gross margins have never exceeded 63% × 2017 Gross Margin: 60% × 1Q18 Gross Margin: 59% 1 ▪ Operating Margins of 25% – “[W]e think Natus can be a 25% non - GAAP operating margin company.” (5/24/16) × Annual operating margins have never exceeded 19% – Peaked in 2015 at 19% × Target has been successively lowered over the years 2 ▪ Organic growth of 10% – 15% – “[W]e do see that…getting back to a 10% to 15% internal growth year - over - year…” (7/30/09) × Organic growth has never exceeded 4% in the last 7 years – Average: - 1% × Target has been successively lowered over the years × 2017 organic growth: 0% 3 ▪ Exciting new opportunities – “Peloton could get to be a $100 million business.” (10/21/15) – “[W]e think the total market opportunity [for GND] could easily be $150 million to $200 million.” (09/12/16) – Venezuela $232.5 million contract × Peloton <$15 million in revenues and at periods of time was losing money × GND has not seen as much growth outside of Texas; not very profitable × Venezuela resulted in only $20 million revenues and has since been abandoned 4 Many of these goals have been reiterated, only to be successively lowered and/or withdrawn over time ▪ EPS Growth of 35% – 40% – “Our corporate objective is…to achieve annual non - GAAP earnings growth of 35% to 40% per year.” (4/28/11) 5 × EPS growth has never been close to the target growth rates × EPS has benefited from one - time tax benefits and share repurchases that aren’t replicable Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

31 voce capital 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Damaged credibility: Gross margins What CEO Hawkins Said What Actually Happened 65% Target (2008) 63% Target (2017 Analyst Day) Peak: 62.6% Trough: 57.1% Average: 60.3% 1 “We think we can get to a … 63 % gross profit margin at Natus overall … ” ( 06 / 22 / 17 ) “[T]here is no reason, over time, Natus cannot be a 65 % gross margin business … . [W]e do continue to make strides towards that over the next 1 , 2 and 3 years . So we think it’ll be a nice, pleasant journey … ” ( 7 / 22 / 15 ) “[O]ur goal is to get [gross margin] to 65% .... We hope to get it over 60 % by the end of this year, but in the following year to make a run at 65% . ” ( 7 / 31 / 08 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

32 voce capital -- 5.0% 10.0% 15.0% 20.0% 25.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Damaged credibility: Operating margins What CEO Hawkins Said What Actually Happened Peak: 19.0% Trough: 8.1% Average: 14.0% 25% Target (2016) 22% Target (2017 Analyst Day) 20% Target (2015) 2 “But in the future … we believe we can be a 20 % operating margin business . ” ( 1 / 10 / 18 ) “[Y]ou get us in ’ 18 … hitting our 20 % pretax margins … we’re going to be a earnings cash flow machine … ” ( 9 / 26 / 16 ) “[N]ext year … we will be dropping probably to around 15% ... ” ( 1 / 12 / 17 ) “[W]ith pricing and just other cost - out initiatives, we think we can continue to get . … to that 24% , 25% ... ” ( 9 / 12 / 16 ) “I think if we can get to 24% , 25 % over the next 2 or 3 years, we’d be very happy with that . ” ( 9 / 12 / 16 ) “[W]e think Natus can be a 25 % non - GAAP operating margin company . ” ( 5 / 24 / 16 ) “We established a long - term non - GAAP operating margin goal of 20% ... ” ( 1 / 28 / 15 ) “[W]e haven’t changed our business model at all . We’re looking 22% , 23% , 24 % pretax profits” ( 7 / 30 / 09 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

33 voce capital Damaged credibility: Organic revenue growth What CEO Hawkins Said What Actually Happened 3 Average: (0.9%) “[W]e believe Natus has the opportunity to have organic revenue growth of 5 - 7 % in future years . ” ( 7 / 26 / 17 ) “We have a new product pipeline in both areas and new product initiatives, such as [NicView] and Peloton, that can really let us sustain organic growth, we believe, at least 3 % to 4% . ” ( 1 / 15 / 15 ) “If you look long term, we see there is no reason as things stabilize, where we can’t be a 3 % to 5 % grower . ” ( 5 / 20 / 13 ) “[W]e see newborn hearing, newborn care and neurology all growing in that 5 % to 10 % range . ” ( 3 / 1 / 11 ) “Even without acquisitions, if we can grow this business 2 % to 4 % organically … . it’s a valuable asset . ” ( 5 / 13 / 14 ) “[W]e do see that … getting back to a 10 % to 15 % internal growth year - over - year … ” ( 7 / 30 / 09 ) “[W]e just don’t see [lower birthrates] in our business at all … . [L]et’s say there is a 1 % drop in birthrate and if you use the number of 4 million babies, I mean what is that 40 , 000 babies? And so for us at – let’s say if it is at $ 8 or $ 9 a test, it is $ 300 , 000 to $ 400 , 000 over a whole year’s time ; it is really sort of noise . And that’s if it was really dropping . So we just haven’t seen it . ” ( 7 / 31 / 08 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion (12.0%) 11.2% (6.1%) (3.6%) (3.8%) 3.0% 3.5% (1.0%) 0.0% (0.4%) (15.0%) (10.0%) (5.0%) -- 5.0% 10.0% 15.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# 4 Damaged credibility: New services businesses

| What CEO Hawkins Said | What Actually Happened (CEO Hawkins quotes) |
|---|---|
| • Peloton | • Peloton |
| "[W]e certainly believe Peloton is a business that can stay. Our customers that use it just love it. I think we have to look at the whole pricing model….but the hospitals love our service and we believe many of them are not going to want to give that up." (4/26/17) | "Lower earnings were primarily due to…reduced margins for Peloton….[from] a shift by government payers and lower reimbursement…" (4/26/17) |
| "We're certainly looking for continued rapid growth [at Peloton]" (2/1/17) | "Peloton coming down from a revenue perspective due to lower revenue per baby….[E]arlier in [2017], Peloton was not profitable…" (10/25/17) |
| "Peloton could get to be a $100 million business." (10/21/15) | "At the end of the second quarter, we restructured Peloton [with a $4.1 million collection reserve]…along with updating our business model." (7/26/17) |
| | "[W]e have made a strategic shift to focus only on profitable hospitals….And what that means most likely…is probably going to be a slower growth rate…" (6/22/17) |
| • NicView | • NicView |
| "[We still] believe NicView is going to have a very good year in 2017. A lot of leads" (2/1/17) | – Management has indicated issues integrating into hospital IT infrastructure remains a big hurdle<br>– Nurses have pushed back on liability/privacy concerns |
| • GND | • GND |
| "At GND we're looking for…very nice growth…" (2/1/17) | – Growth was relatively flat last year despite expansion into over 20 states |
| "[W]e think the total market opportunity [for GND] could easily be $150 million to $200 million" (09/12/16) | – GND 2017 Revenue: ~$15mm |

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## 4 Damaged credibility: Unfulfilled Venezuela “Win”

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

**What CEO Hawkins Said**

“[M]edix, our Argentine subsidiary, signed a 3-year agreement with the Ministry of Health of Venezuela for $232.5 million to supply Venezuela with neonatal and obstetric equipment, supplies and services….After this contract expires, we do believe there will be a continuing relationship for supplies, other products going forward” (10/21/15)

“[T]here’s been an election in Argentina…and a 35% devaluation of the currency. And thus, it really sort of stymied a lot of the business that’s going on in Argentina, but we think, all for the better….We understand now things are back on track.” (1/14/16)

“[Venezuela] should be…in that 18% going to 20% range [for profitability]….As we sit now, we’re certainly very confident that this business will happen….And so now it’s just a waiting game.” (1/27/16)

**What Actually Happened**



$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
Jun-15
Sep-15
Nov-15
Jan-16
Apr-16
10/21/15: Discusses more Venezuela deal details on Q3 Call
1/11/16: Announces delay in Venezuela deal, reduces annual figure to $60mm
4/4/16: Natus preannounces 1Q16 results and removes Venezuela revenues and earnings from guidance
10/15/15: Announces 3-year Venezuela deal for $232.5 million
1/27/16: Management reiterates confidence in Venezuela deal

***Total revenue received from Venezuela: $20 million***

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36 voce capital Damaged credibility: EPS growth What CEO Hawkins Said What Actually Happened 5 CAGR: 9.1% “Going forward, we look to continue … earnings growth on a consistent basis . ”( 1 / 10 / 18 ) “We're very proud of our earnings growth … . We have certainly expectations, if all goes well in our execution of the Otometrics acquisition, to exceed these numbers and to make a run at $ 2 a share . ” ( 1 / 12 / 17 ) “We look to continue to show rapid earnings growth on an earnings per share basis … ” ( 5 / 13 / 14 ) “Our corporate objective is … to achieve annual non - GAAP earnings growth of 35 % to 40 % per year . ” ( 4 / 28 / 11 ) “Our goal is to grow earnings on a consistent basis of 35 % to 40 % a year … . [W]e feel Natus is really back on track to get that 35 % to 40 % earnings growth that we did until the economy slowed down . But we're committed to do that and really see a path to get there . ” ( 1 / 10 / 11 ) “Our goal of being able to grow earnings at 50 % a year - we’re not backing off of that . So I want to make sure people understand that . If by chance, acquisitions maybe put off from Q 4 to Q 1 , if the timing’s not perfect, it would be in such a way that we would hope to be able to - as our plan exists, to grow earnings to 50 % a year . ” ( 10 / 30 / 08 ) $0.66 $0.40 $0.54 $0.47 $0.62 $1.03 $1.26 $1.55 $1.62 $1.45 $ -- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

voce capital B. Relative underperformance

Summary | Cessation of M&A
Overview | Profitability
Underperformance | Regulatory
Governance | Compensation
Organic Growth | Conclusion

# Turnover in Natus shareholders since missteps

| | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 | 4Q16 | 1Q17 | 2Q17 | 3Q17 | 4Q17 | 1Q18 | Δ |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| BlackRock | 3,178 | 3,360 | 3,360 | 3,268 | 3,411 | 3,802 | 4,124 | 4,150 | 4,180 | 4,033 | 4,327 | 36% |
| Eagle Asset Management | 3,086 | 3,141 | 2,998 | 2,882 | 2,618 | 1,512 | 419 | 420 | 499 | 400 | 520 | (83%) |
| Vanguard | 2,032 | 2,530 | 2,252 | 2,087 | 2,122 | 2,170 | 2,275 | 2,342 | 2,373 | 2,245 | 2,324 | 14% |
| Dimensional | 1,484 | 1,461 | 1,407 | 1,338 | 1,334 | 1,363 | 1,402 | 1,553 | 1,605 | 1,619 | 1,613 | 9% |
| Diamond Hill Capital | 958 | 491 | 591 | 591 | 590 | 590 | 576 | 545 | 529 | 510 | 510 | (47%) |
| Hodges Capital | 800 | 818 | 321 | -- | -- | -- | -- | -- | -- | -- | -- | (100%) |
| State Street | 659 | 660 | 674 | 668 | 710 | 747 | 811 | 857 | 867 | 892 | 931 | 41% |
| Fidelity | 650 | 610 | 440 | 460 | 360 | -- | -- | -- | -- | -- | -- | (100%) |
| BNY Mellon | 627 | 577 | 639 | 635 | 640 | 666 | 588 | 585 | 485 | 431 | 412 | (34%) |
| Neuberger Berman | 618 | 1,141 | 1,431 | 1,572 | 1,546 | -- | -- | -- | -- | -- | -- | (100%) |
| Fisher Investments | 601 | 595 | 589 | 590 | 612 | 610 | 598 | 588 | 589 | 585 | 575 | (4%) |
| Copper Rock Capital | 571 | 569 | -- | -- | -- | -- | -- | -- | -- | -- | -- | (100%) |
| Loomis, Sayles | 515 | 576 | 573 | -- | -- | -- | 0 | 0 | 0 | -- | -- | (100%) |
| Rice Hall James | 500 | 494 | 493 | 486 | 483 | 474 | 462 | 460 | 440 | 414 | -- | (100%) |
| TIAA | 470 | 468 | 487 | 439 | 472 | 492 | 526 | 530 | 229 | 171 | 131 | (72%) |
| Northern Trust | 464 | 471 | 479 | 476 | 519 | 500 | 507 | 518 | 515 | 486 | 485 | 4% |
| Motley Fool | 449 | 243 | 406 | 406 | 406 | 376 | 137 | 137 | -- | -- | -- | (100%) |
| Rainier | 336 | 186 | 266 | 139 | 138 | 160 | 105 | 75 | 66 | 83 | 83 | (75%) |
| Gotham | 331 | 181 | 85 | 280 | 143 | 147 | 112 | -- | -- | -- | -- | (100%) |
| RK Capital | 325 | 101 | 236 | 362 | 171 | -- | -- | -- | -- | -- | -- | (100%) |
| Norges Bank | 316 | 316 | 316 | 254 | 244 | 332 | 503 | 503 | 503 | 292 | 292 | (8%) |
| Columbia | 312 | 342 | 341 | 376 | 421 | 558 | 482 | 250 | 238 | 224 | 235 | (25%) |
| Columbia Partners | 311 | 278 | 207 | -- | -- | -- | -- | -- | -- | -- | -- | (100%) |
| Geode Capital | 296 | 279 | 272 | 292 | 303 | 391 | 417 | 373 | 289 | 287 | 288 | (3%) |
| Fiera Capital | 295 | 319 | 382 | 185 | 167 | 151 | 149 | 104 | 97 | 66 | -- | (100%) |
| **Top 25 Institutional** | **20,187** | **20,206** | **19,244** | **17,787** | **17,411** | **15,043** | **14,193** | **13,990** | **13,506** | **12,738** | **12,725** | |

***Since 2015, some of Natus' largest investors have lost confidence, voting with their feet***

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38

Summary | Cessation of M&A
Overview | Profitability
Underperformance | Regulatory
Governance | Compensation
Organic Growth | Conclusion

# Natus self-selected proxy peer valuations

*(USD in millions, except per share data)*

| | Technical | | Capitalization | | Fundamental | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | USD 5/25/18 Price | % of 52W High | Equity Value | Enterprise Value | EV/Revs 2018E | EV/Revs 2019E | EV/EBITDA 2018E | EV/EBITDA 2019E | Price / Earnings 2018E | Price / Earnings 2019E | Price / Book Value | LTM Margin GM | LTM Margin EBITDA | LTM Margin Net | Net Debt / EBITDA | Debt / Equity | Growth EPS | Growth Rev. | PEG Ratio | Div. Yield |
| **Proxy Peers** | | | | | | | | | | | | | | | | | | | | |
| Accuray Incorporated | $4.40 | 72% | $376 | $439 | 1.1x | 1.1x | 19.6x | 12.4x | NM | NM | 8.4x | 39% | 1% | -7% | 2.8x | 300% | NM | 5% | NM | |
| ABIOMED, Inc. | $394.28 | 98% | $18,192 | $17,830 | 24.7x | 19.5x | 82.0x | 62.6x | 118.3x | 91.6x | 26.4x | 83% | 29% | 19% | NA | – | 29% | 27% | 314% | |
| Analogic Corporation | $83.60 | 82% | $1,053 | $888 | 1.9x | 1.9x | 10.4x | 9.7x | 20.2x | 18.9x | 2.2x | 41% | 10% | -15% | NA | – | 7% | 0% | 280% | 0.5% |
| AngioDynamics, Inc. | $20.62 | 99% | $772 | $811 | 2.3x | 2.3x | 13.2x | 12.0x | 23.4x | 21.9x | 1.4x | 51% | 14% | 0% | 0.6x | 17% | 7% | 2% | 326% | |
| CONMED Corporation | $68.38 | 98% | $1,954 | $2,391 | 2.8x | 2.7x | 16.8x | 15.7x | 31.5x | 28.4x | 3.0x | 54% | 16% | 9% | 3.1x | 71% | 11% | 5% | 258% | 1.2% |
| Globus Medical, Inc. | $54.46 | 100% | $5,473 | $5,104 | 7.3x | 6.7x | 21.2x | 18.7x | 35.8x | 32.1x | 5.3x | 77% | 32% | 18% | NA | – | 12% | 9% | 276% | |
| Haemonetics Corporation | $90.66 | 99% | $4,909 | $4,983 | 5.4x | 5.0x | 22.3x | 16.9x | 45.1x | 33.7x | 6.5x | 46% | 17% | 5% | 0.3x | 34% | 34% | 8% | 100% | |
| Integra LifeSciences Holdings Corporation | $63.78 | 98% | $5,092 | $6,732 | 4.5x | 4.2x | 18.8x | 17.0x | 26.6x | 23.5x | 5.1x | 65% | 23% | 5% | 4.6x | 184% | 13% | 6% | 177% | |
| ICU Medical, Inc. | $276.75 | 98% | $5,922 | $5,653 | 4.1x | 3.9x | 21.5x | 17.8x | 56.4x | 35.3x | 4.8x | 40% | 18% | 1% | NA | – | 60% | 4% | 59% | |
| Masimo Corporation | $99.12 | 99% | $5,501 | $5,131 | 6.0x | 5.7x | 21.0x | 19.8x | 34.3x | 32.6x | 7.2x | 67% | 27% | 15% | NA | – | 5% | 6% | 636% | |
| Merit Medical Systems, Inc. | $53.55 | 98% | $2,780 | $3,132 | 3.7x | 3.4x | 22.0x | 18.1x | 32.5x | 28.2x | 4.0x | 46% | 15% | 2% | 2.5x | 56% | 15% | 8% | 186% | |
| NuVasive, Inc. | $50.06 | 61% | $2,564 | $3,133 | 2.9x | 2.7x | 10.5x | 9.6x | 20.5x | 17.9x | 3.4x | 73% | 22% | 4% | 1.9x | 84% | 15% | 6% | 123% | |
| Nxstage Medical, Inc. | $27.51 | 92% | $1,825 | $1,777 | 4.1x | 3.7x | 66.5x | 32.6x | NM | 262.0x | 8.2x | 43% | 4% | -4% | NA | 7% | NM | 13% | NM | |
| Omnicell, Inc. | $45.85 | 83% | $1,820 | $1,984 | 2.5x | 2.3x | 16.0x | 13.3x | 23.4x | 19.1x | 3.2x | 46% | 9% | 4% | 1.3x | 36% | 23% | 10% | 84% | |
| Insulet Corporation | $92.83 | 98% | $5,429 | $5,650 | 9.8x | 8.0x | 168.6x | 76.4x | NM | 278.9x | 31.8x | 60% | 2% | -5% | 6.6x | 336% | NM | 22% | NM | |
| Median | $63.78 | 98% | $2,780 | $3,133 | 4.1x | 3.7x | 21.0x | 17.0x | 32.0x | 30.2x | 5.1x | 51% | 16% | 4% | 2.5x | 34% | 14% | 6% | 222% | 0.0% |
| Mean | $95.06 | 92% | $4,244 | $4,376 | 5.5x | 4.9x | 35.4x | 23.5x | 39.0x | 66.0x | 8.1x | 55% | 16% | 4% | 2.6x | 75% | 19% | 9% | 235% | 0.1% |
| **Natus Medical Incorporated** | **$36.05** | **83%** | **$1,181** | **$1,246** | **2.3x** | **2.2x** | **17.1x** | **16.4x** | **22.6x** | **19.3x** | **2.8x** | **58%** | **7%** | **-6%** | **0.9x** | **31%** | **18%** | **4%** | **109%** | **–** |

***Natus trades at a significant valuation discount to its peers, even when accounting for its lower growth***

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39

40 voce capital Voce’s involvement became public on March 20, 2018 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion “An activist investor thinks BABY needs some adult supervision . Voce Capital Management LLC nominated two directors to Natus Medical Inc . ’s board on Tuesday , according to people familiar with the matter, launching a fight over decision - making at the $ 1 billion neurological and infant diagnostics company whose stock ticker is BABY . ” – “Coffee - Shop Spat, Weak Guidance Lead to Board Fight at Natus Medical,” The Wall Street Journal, March 20 , 2018 (David Benoit) “Voce was told to meet with Mr . Hawkins and Chief Financial Officer Jonathan Kennedy, and the company suggested an already - scheduled sit down at the Roth Capital Partners Conference in March would work . Mr . Plants said that meeting, at a hotel coffee shop in Laguna Beach, Calif . , wasn’t appropriate for the topics he wanted to discuss, the people said . When Voce’s analyst arrived without Mr . Plants, Natus executives questioned how serious Voce’s concerns were if he didn’t come to the meeting, the people said . When the analyst tried to steer the conversation toward capital spending in the diagnostic unit, Mr . Hawkins reacted sharply ; he defended the spending and repeatedly called Mr . Plants an ‘idiot,’ the people said . Mr . Plants felt the meeting was the last straw in attempting to engage collaboratively and set in motion the board fight, the people said . ” – “Coffee - Shop Spat, Weak Guidance Lead to Board Fight at Natus Medical,” The Wall Street Journal, March 20 , 2018 (David Benoit)

41 voce capital Unaffected stock price Intraday Natus Trading History (03/20/18) $32.00 $32.50 $33.00 $33.50 $34.00 $34.50 6:30 AM 6:45 AM 7:00 AM 7:15 AM 7:30 AM 7:45 AM 8:00 AM 8:15 AM 8:30 AM 8:45 AM 9:00 AM 9:15 AM 9:30 AM 9:45 AM 10:00 AM 10:15 AM 10:30 AM 10:45 AM 11:00 AM 11:15 AM 11:30 AM 11:45 AM 12:00 PM 12:15 PM 12:30 PM 12:45 PM 1:00 PM 10:18am PDT: 1 st public reference to the WSJ article highlighting Voce’s involvement Given the strong and immediate rally following the WSJ’s article, Voce believes the unaffected stock price for Natus should be the March 19, 2018 closing price ($32.80 per share) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 3.1% Move

42 voce capital -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 6:30 AM 9:45 AM 6:30 AM 9:45 AM 6:30 AM 9:45 AM BABY SPY IWM +9.45% - 1.64% - 2.52% WSJ story comes out at 10:18am PST Unaffected stock price (cont.) 3 Day Trading History: March 20 – 22 (Natus vs. Indices) The 3 - day trading history corroborates the WSJ story as the tipping point, further warranting March 19 as the unaffected stock price Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# M&A adjusted "Proxy Peer" TSRs

Proxy Peers

| 2013 | 2014 | 2015 | 2016 | 2017 |
|---|---|---|---|---|
| Abaxis | Abaxis | Abaxis | Abaxis | Abaxis |
| ABIOMED | ABIOMED | ABIOMED | ABIOMED | ABIOMED |
| Accuray | Accuray | Accuray | Accuray | Accuray |
| Analogic | Analogic | Analogic | Analogic | Analogic |
| AngioDynamics | AngioDynamics | AngioDynamics | AngioDynamics | AngioDynamics |
| Arthrocare | Arthrocare | Arthrocare | Arthrocare | Arthrocare |
| Conceptus | Conceptus | Conceptus | Conceptus | Conceptus |
| Conmed | Conmed | Conmed | Conmed | Conmed |
| Cyberonics | Cyberonics | Cyberonics | Cyberonics | Cyberonics |
| Globus | Globus | Globus | Globus | Globus |
| Haemonetics | Haemonetics | Haemonetics | Haemonetics | Haemonetics |
| ICU Medical | ICU Medical | ICU Medical | ICU Medical | ICU Medical |
| Insulet | Insulet | Insulet | Insulet | Insulet |
| Integra | Integra | Integra | Integra | Integra |
| Masimo | Masimo | Masimo | Masimo | Masimo |
| Merit Medical | Merit Medical | Merit Medical | Merit Medical | Merit Medical |
| Nuvasive | Nuvasive | Nuvasive | Nuvasive | Nuvasive |
| NxStage | NxStage | NxStage | NxStage | NxStage |
| Omnicell | Omnicell | Omnicell | Omnicell | Omnicell |
| Spectranetics | Spectranetics | Spectranetics | Spectranetics | Spectranetics |
| Thoratec | Thoratec | Thoratec | Thoratec | Thoratec |
| Volcano | Volcano | Volcano | Volcano | Volcano |

| | |
|---|---|
| Black | Current Proxy peer |
| Green | Announced M&A |
| Grey | Acquired |

**9 out of 22 Natus' Proxy peers used in the last 5 years have either been acquired or have announced M&A**

| | M&A Date | Share Price 03/19/13 | Share Price Takeout | Total Return |
|---|---|---|---|---|
| Arthrocare | May-14 | $35.25 | $48.25 | 37% |
| Conceptus | Jun-13 | $22.82 | $31.00 | 36% |
| Cyberonics | Oct-15 | $46.05 | $69.95 | 52% |
| Spectranetics | Aug-17 | $18.45 | $38.50 | 109% |
| Thoratec | Oct-15 | $35.86 | $63.50 | 77% |
| Volcano | Feb-15 | $22.49 | $18.00 | (20%) |

***The medtech space is very acquisitive and Natus' Proxy Peer TSRs are materially higher if companies aren't excluded just because they got acquired***

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voce capital Opportunity #1: Reform corporate governance

45 voce capital Natus’ corporate governance is grossly deficient: Summary ▪ The Board is aged and over - tenured ▪ The Board has repeatedly filed false and misleading governance documents with the SEC ▪ The Board has been silent as to what steps, if any, it has taken to investigate serious securities fraud allegations pending against CEO Hawkins ▪ Limited ownership by independent directors and inveterate insider selling betray a lack of confidence in Natus prospects and a stark misalignment with stockholders ▪ Staggered Board, limiting accountability ▪ Nominating and governance processes highly insular ▪ Board has demonstrated an unwillingness or inability to oversee and hold CEO Hawkins accountable ▪ Board has shown disinterest and, at times, hostility towards stockholders ▪ Chairman Robert Gunst wields disproportionate power, and appears to either misunderstand – or simply have no interest in – his responsibilities as Independent Chairman ▪ Executive compensation is excessive, poorly designed and misaligned with stockholder interests We believe these severe governance defects demonstrate that the Board has been captured by CEO Hawkins, compromising its independence and limiting its ability to fulfill its core fiduciary duties We see serious issues with the structure, composition, alignment, leadership and independence of Natus’ Board Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

# Do Natus' leaders have a problem with the truth?

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

- Deeply concerning allegations of securities fraud are pending against CEO Hawkins
- Recently published opinion from Federal District Court details allegations of serious and repeated "materially misleading statements" by CEO Hawkins to Natus stockholders
  - A group of Natus investors brought a lawsuit against Company and CEO Hawkins alleging violations of federal securities laws
- CEO Hawkins is alleged to have misstated the timing of payments due under the Venezuela Ministry of Health contract to hide the fact that Venezuela had already defaulted on $46 million in payments, according to Court's opinion
- Litigation is ongoing, with next court hearing on August 10, 2018

"Hawkins represented to investors in November and December that [Natus] expected to receive the Supply Contract's first prepayment by the end of 2015….[H]awkins' statement omitted the fact that the [Venezuelan] Ministry of Health was required to make prepayments in October, November, and December 2015. This omission was significant because at the time Hawkins made his November and December statements, the Ministry of Health had defaulted on its first and second prepayments, respectively….[H]awkins' statement was more than just incomplete; rather….[H]awkins made materially misleading statements by effectively hiding…the Ministry of Health's default from investors."

"[P]laintiff also challenges [Natus'] subsequent touting of that increased guidance during November and December. During the healthcare conferences held during these months, Defendant Hawkins allegedly reiterated the increased guidance and lauded the Supply Contract as one reason for this. Plaintiff has adequately alleged that these statements were materially misleading….[A]t the time Defendant Hawkins made these statements, the Ministry of Health had defaulted on its prepayments under the Supply Contract, thus undercutting the basis for that guidance. Defendant Hawkins, however, did not disclose this fact to investors, thus rendering his statements misleading."

***Voce demands that Natus' Board disclose what steps it has taken to investigate serious securities law violations that have been alleged against CEO Hawkins***

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47 voce capital Do Natus’ leaders have a problem with the truth? (cont.) ▪ Natus’ Board has made false and misleading statements in its Proxy for the past five years, materially misrepresenting the Director nomination deadline – The Company’s Amended and Restated Bylaws Corporation, dated March 22, 2012 (the “Bylaws”), reveals that this purported deadline is patently false: – Last year’s annual meeting occurred on June 21, 2017 and the true nomination date for the 2018 Annual Meeting was therefore April 21, 2018 – not December 26, 2017. – Wasn’t corrected until 2018 after Voce pointed this out in our April 23 rd letter – Has repeatedly understated Chairman Gunst’s age (70) by several years in previous Proxies Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion “A stockholder that instead desires to nominate a person directly for election to the Board must meet all of the deadlines and information requirements set forth in Section 2 . 3 (c) of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission . For next year’s annual meeting of stockholders, any such nomination must be received by the Company not later than the close of business on December 26 , 2017 … ” – Natus Proxy (April 28 , 2017 ) “Sec 2 . 3 c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as Directors .... Such nominations … shall be made pursuant to timely notice in writing ... in accordance with the provisions of paragraph (b) of this Section 2 . 3 . ” “Sec 2 . 3 b) To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) calendar days in advance of the date specified in the Corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders”

Summary | Cessation of M&A
Overview | Profitability
Underperformance | Regulatory
Governance | Compensation
Organic Growth | Conclusion

# Over-tenured board

| | Director | Age | Years on Board | Current Employment | Previous Employment (Final Year) |
|---|---|---|---|---|---|
| 2018 | Doris E. Engibous | 63 | 14 | None | CEO of Hemosphere (2010), President of Nellcor |
| | William M. Moore ** | 69 | 29 | CEO of Iridex | Natus Co-founder and CEO; VP of Marketing at Arzco Medical |
| 2019 | James B. Hawkins | 62 | 14 | CEO of Natus | CEO of Invivo |
| | Robert A. Gunst | 70 | 14 | None | CEO of The Good Guys (1999) |
| 2020 | Kenneth E. Ludlum | 64 | 16 | None | CFO of CareDx (2016), CFO of Endogastric, CFO of Perclose, CFO of Alteon |
| | Barbara R. Paul | 64 | 2 | None | CMO of CHS (2016), CMO of Beverly Enterprises, Physician |
| | **Average** | **65** | **15** | | |

** Mr. Moore announced his retirement after Voce's submission of nominations

***Directors Engibous and Gunst, whom we are seeking to replace, have been retired from active employment for 13 years on average; Gunst hasn't held another public Board seat in more than a decade and Engibous never has***

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49 voce capital Buy / Sell History Last 10 Years Lack of alignment Veteran Director Engibous has never purchased a share of Natus stock and has sold more than 75% of the shares granted to her Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion Purchases Sales Ownership Person Shares Most Recent Shares Most Recent Net Sold Shares % Board of Directors Doris Engibous -- NA (73,969) May-17 (73,969) 21,750 0.1% Robert A. Gunst 23,372 May-18 (61,214) Sep-17 (37,842) 55,850 0.2% James B. Hawkins 40,000 Jun-17 (972,154) Nov-15 (932,154) 639,257 1.9% Kenneth E. Ludlum 338 Mar-18 (23,247) Mar-18 (22,909) 89,825 0.3% William M. Moore 41,088 Mar-17 (98,955) May-18 (57,867) 123,962 0.4% Barbara R. Paul -- NA -- NA -- 7,460 0.0% Total Directors 104,798 (1,229,539) (1,124,740) 938,104 2.8% Independent Directors 64,798 (257,385) (192,587) 298,847 0.9%

50 voce capital Dysfunctional nominating and governance process ▪ After Voce’s submission of nominees and public letter to stockholders, Natus announced a change to its Board – Long - time Director Moore, whose tenure (29 years) Voce questioned in its letter, announced his intention to retire – Natus announced in its Preliminary Proxy it was nominating Robert Weiss to fill Moore’s seat ▪ Despite the submission of four different Voce nominees in the past two months, Natus never offered to interview Voce’s nominees before recommending against them ▪ We have real concerns about Mr. Weiss’ independence as a Director – Mr. Weiss, 71, is now retired – We understand he accepted the nomination because Natus is a 5 - minute drive from his home – Despite touting Mr. Weiss as independent during our failed settlement negotiations, Natus refused to allow Voce to interview Mr. Weiss – It was Mr. Hawkins who identified Mr. Weiss and recruited him to join the Board ▪ Natus initially omitted this key fact from its Preliminary Proxy – Mr. Weiss, Mr. Hawkins and Mr. Kennedy all live within the same residential compound in Natus’ hometown ▪ The Board has indulged CEO Hawkins’ desire to hold multiple outside Board seats – at one time he had three concurrent outside Board seats Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

51 voce capital Mere coincidence? According to the club’s website, it offers “unlimited opportunities for socializing…and networking.” Nominee Weiss, CEO Hawkins and CFO Kennedy are all neighbors in a certain “exclusive gated golf course community” in Pleasanton, CA 0.3 miles 0.4 miles 0.6 miles Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

52 voce capital CEO Hawkins’ dubious outside Board service ▪ CEO Hawkins has sat on many outside boards over the years while serving as Natus’ CEO ▪ CEO Hawkins served as a Director on the Iridex Board with Natus Co - founder, and Natus Director, William Moore for seven years – Included two years while Mr. Moore was CEO of Iridex and was Chairman of the Natus Compensation Committee – Inter - locking Directorships raise serious conflict - of - interest concerns ▪ Mr. Hawkins violated Natus’ outside board limitation imposed on the CEO (two seats max) ▪ Stockholders are entitled to ask: How is Natus benefitted from having its CEO devoting so much time to outside professional activities? ▪ Recently disclosed that it is the subject of a criminal investigation by the SEC and DOJ for violations of the Foreign Corrupt Practices Act ; OSI has also disclosed that its officers and directors are being investigated for insider trading in its securities. ▪ CEO Hawkins’ most recent Board seat is Eldorado Resorts, which according to its website is “a leading casino entertainment company that owns and operates twenty properties” in regional venues such as Bettendorf, Iowa; Lula, Mississippi; and New Cumberland, West Virginia Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

53 voce capital Board has been indifferent to stockholder concerns ▪ Natus’ Board has several times rejected Voce’s requests to meet – In 2015, Board refused to meet with Voce because, according to management, it didn’t like the “optics” of a stockholder meeting the Board – The Board rejected and then delayed meeting with Voce in 2018 until The Wall Street Journal reported that Voce had nominated directors ▪ The Board tried to prevent, then limit, Voce’s access to the Board without CEO Hawkins present ▪ Chairman Gunst communicated with Voce only through CEO Hawkins’ assistant – we still have no contact information for Gunst ▪ When Voce did meet with three Directors in 2018 – including Chairman Gunst – they refused to speak or engage, announcing they were in “listen - only” mode ▪ The prescribed shareholder communication vehicle leads to a dead - end: “Any stockholder of Natus or any other party interested in communicating with the Board may contact any of our directors by writing to them c/o Natus Medical Incorporated, 6701 Koll Center Parkway, Suite 120 , Pleasanton, CA, 94566 . Stockholders may also communicate with the Board on a confidential basis by sending an email to BoardofDirectors@natus . com . ” – Natus Proxy ( 4 / 28 / 17 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

54 voce capital Chairman Robert Gunst Chairman Gunst has no healthcare expertise, has been retired for almost twenty years and hasn’t sat on another public company Board in more than a decade. His stale experience is of little value to Natus, in our opinion. “Several years of rocky financial performance by consumer electronics retailer The Good Guys Inc. has led to the resignation of CEO Robert Gunst.” - Silicon Valley Business Journal (April 25, 1999) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion ▪ Chairman Gunst joined the Board the same year as CEO Hawkins – 2004 ▪ Age: 70 (understated his age in Natus’ Proxy Statement for the past 3 years) ▪ Gunst wields inappropriate power – Has been Chairman continuously since 2004 – Sits on every standing Board committee ▪ Gunst not aligned with stockholders – Owns very little stock – Has been a net seller of Natus shares – Twice refused to meet with Voce ▪ Gunst has stale and dated experience, in our view – Zero healthcare experience – Has been retired since 1999 – Hasn’t sat on another public Board in over a decade

55 voce capital Chairman Gunst just doesn’t get it “We are deeply concerned by recent events at Natus and the accompanying destruction in stockholder value . . . . [We] urgently need to hear directly from the Board regarding its plans for protecting and maximizing stockholder value . Accordingly, we request an in - person meeting with the Company’s Chairman, Mr . Gunst, and as many of the other independent directors as are available and wish to join the meeting, as soon as possible (but in no event more than two weeks from the date of this letter) . We’re available to meet anywhere convenient for Mr . Gunst . ” – Voce Letter to Board (March 1 , 2018 ) “I have delivered the letter to our Board chair, Robert Gunst … . Mr . Gunst has asked us to convey that Jonathan [Kennedy, CFO] and I are the representatives of the company … [We] will share any valuable observations or concerns with our Board . ” – CEO Hawkins Letter to Voce (March 7 , 2018 ) “[O]ur letter was specifically and purposefully addressed to the Board of Directors of Natus . Yet the March 7 response came not from the Board but from James Hawkins, the Company’s President and CEO . Second, our letter was addressed to the entire Board rather than any individual Director … . Yet Mr . Hawkins’ reply indicated that the letter was not shared with the full Board, but instead only with Mr . Gunst . Third … we are troubled to learn that the Board’s independent Chairman feels he is not obligated to meet with concerned stockholders or that he can offload those duties to Company employees … . Mr . Gunst’s attempted delegation of this core director responsibility to the management team, particularly by an independent Chairman, is unacceptable … . Finally, it is inappropriate to include management, let alone to insert it as a filter, into stockholder efforts to directly engage the Board on topics that include the performance of management itself … . We cannot comprehend how a dialogue between stockholders and the Board regarding management performance, accountability and Board oversight can be effectively or candidly communicated through management as the intermediary . ” – Voce Letter to Board (March 8 , 2018 ) “ Following the Board’s receipt of your March 8 letter, we had directed Mr . Hawkins and Mr . Kennedy to respond . . . . ” – Chairman Gunst Letter to Voce, March 14, 2018 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

Summary | Cessation of M&A
Overview | Profitability
Underperformance | Regulatory
Governance | Compensation
Organic Growth | Conclusion

# Chairman Gunst just doesn't get it (cont.)

"We have now made two substantive, specific written requests to meet with the Board of Natus; neither were successful. Given the Board's perplexing, unexpected and continued intransigence – and Mr. Hawkins' unprofessional conduct – we have no choice but to nominate Director candidates at the 2018 Annual Meeting of Stockholders..."

**– Voce Letter to Board, March 20, 2018**

"Thank you for clarifying the attendance at tomorrow's meeting, which information we've been requesting for the past several days….[W]e were surprised to see from your letter that you propose to invite Mr. Hawkins to participate in this discussion. As we have made explicit in every communication with the Board, our stated objective is to meet with the independent directors of Natus. We have met with Mr. Hawkins many times over the previous five years – including as recently as two weeks ago – and our agenda for tomorrow's meeting will focus only on issues that are within the exclusive province of the independent directors, who as you should be aware perform a very different role from that of management representatives on the Board."

**– Voce Letter to Board (March 26, 2018)**

"You'll recall from our first letter almost a month ago that our objective was 'to hear directly from the Board regarding its plans for protecting and maximizing stockholder value' at Natus. As we stated at the outset of our meeting, the discussion we had hoped to have with you was intended as a vital input as we decide upon our next steps. Unfortunately, you were adamant from the beginning of the meeting that you wouldn't answer our questions nor share any insight regarding the Board's discharge of its corporate governance responsibilities. We patiently tried to engage you in a variety of ways, posing specific queries (supported by data) as well as open-ended questions to provide you an opportunity to assure us as to the Board's effective functioning. Yet you offered us no such comfort nor furnished us with any information at all. After approximately 30 minutes of fruitlessly trying to draw you into conversation, the meeting ended. 'Listen-only mode' may or may not be good tactical direction from your advisors, but it doesn't foster confidence nor engender trust. The bottom line is that we offered you a forum to reassure us that you are representing the best interests of Natus' stockholders with faith and care, and rather than engage with us you elected to 'take the Fifth' – which points us toward only one conclusion."

**– Voce Letter to Chairman Gunst (March 28, 2018)**

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57 voce capital Chairman Gunst’s preeminent focus appears to us to be the retention of power This disturbing fact pattern is further evidence of deep entrenchment, in our view ▪ Gunst has been Chairman of the Board since 2004 and sits on all three standing committees ▪ Natus has understated in the Company’s Proxy Statement Mr. Gunst’s true age (70) for the previous three years ▪ Previous settlement discussions broke down over one main issue : The Board’s unwillingness to accept any change in Gunst’s role ▪ Voce agreed to the appointment of a subset of its nominated slate – Voce’s written settlement proposal gave Mr. Gunst two choices A. Retire I. Relinquish his Board seat II. New Independent Director would be appointed by the Nominating and Governance committee B. Remain as a director but, I. Relinquish Chairman role II. Resign from the Compensation and Nominating & Governance committees III. A second Voce Director would be appointed to the Board ▪ Natus broke off negotiations and filed the Company’s Proxy rather than even discuss either option with Voce Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

58 voce capital ▪ Reconstitute the Nominating and Governance Committee – Specifically provide for it to be able to obtain independent legal advice separate and apart from regular Company counsel ▪ Institute stock ownership guidelines for Directors ▪ Conduct a comprehensive assessment, with the help of an outside consultant, of the Board’s corporate governance and the effectiveness of each individual Director and every committee ▪ Strictly limit Natus CEO to service on only one outside Board ▪ Commit to recommend and put to a vote at the 2019 Annual Meeting a binding proposal to immediately de - stagger the Board so that all Directors must stand for reelection every year beginning in 2020 (the first year possible) ▪ Establish an appropriate – and functioning – channel for Natus stockholders to contact the Board Governance: Recommended “Starter Kit” for New Board Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

voce capital Opportunity #2: Refocus on operational fundamentals voce capital A. Return to o rganic growth

voce capital “Our concern still revolves around the lack of consistent organic revenue growth … . [T]he year is more back - end loaded than we originally thought and Natus remains a ‘show me’ story in the near - term . ” – Jason Bedford, Raymond James (April 26 , 2018 )

62 voce capital Historical revenue contribution ▪ Deterioration in organic growth concerning Years Ended December 31, CAGR $mm 2012A 2013A 2014A 2015A 2016A 2017A '12-'17 Neurology (Base) $168 $224 $233 $229 $227 $218 5.3% Y/Y Growth 33.1% 4.0% (1.6%) (0.7%) (4.2%) GND -- -- -- 8 11 15 Integra -- -- -- -- -- 11 Total Neurology $168 $224 $233 $237 $239 $243 7.7% Y/Y Growth 33.1% 4.0% 2.0% 0.5% 1.9% Newborn care (Base) 124 120 122 125 103 86 (7.2%) Y/Y Growth (3.0%) 1.4% 2.4% (17.7%) (16.8%) California Screening -- -- -- 2 5 5 Peloton -- -- 1 7 13 15 PF Newborn care (Ex. Cannibalization) $124 $120 $123 $135 $121 $106 (3.2%) Y/Y Growth (3.0%) 2.3% 9.3% (10.4%) (12.4%) Venezuela 9 11 NicView -- -- -- 4 6 9 Retcam -- -- -- -- 7 18 Total Newborn Care $124 $120 $123 $139 $143 $144 3.0% Y/Y Growth (3.0%) 2.3% 12.5% 3.5% 0.3% Otometrics 114 Y/Y Growth Revenue $292 $344 $356 $376 $382 $501 11.4% Y/Y Growth 17.7% 3.4% 5.6% 1.6% 31.2% Other Stats % International 44.2% 42.0% 39.4% 35.6% 34.4% 45.9% Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

63 voce capital Historical earnings growth drivers ▪ Historical reliance on acquisitions ▪ Previous sources of margin growth have reversed ▪ Moderate tax rate benefits ▪ Recent share repurchases helping keep share count relatively flat ▪ Gross margin improvement (57% - 63% from 2012 until 2015) boosted by one - time facility consolidation Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion Earnings % of Growth '12 - '15 '15 - '17 '12 - '15 '15 - '17 Starting EPS $0.64 $1.55 Organic Growth $0.02 ($0.07) 3% (4%) Acquisition Growth $0.17 $0.59 26% 38% Overall Revenue Growth $0.19 $0.52 30% 34% Gross Margin $0.51 ($0.29) 79% (19%) Operating Margin $0.40 ($0.35) 62% (23%) Change in Interest and Other ($0.01) ($0.05) (1%) (4%) Tax Rate ($0.01) $0.07 (1%) 5% Share Count ($0.18) $0.01 (28%) 1% Ending EPS $1.55 $1.46 142% (6%)

voce capital B. Cessation of roll - up strategy

65 voce capital Merely getting bigger is not a strategy ▪ Natus has never offered a justification for its revenue aspirations ▪ Natus has consistently moved the goal posts without justifying or explaining the strategy ▪ Doing deals to compensate for weakness in the core business is irresponsible ▪ No synergy or strategy benefit between business units “As far as the $ 350 million and the $ 1 billion, we just feel that if you don’t set a goal you’re not going to get there . When Natus was $ 30 million, we set a $ 100 million goal, and once we hit that, we set $ 250 million . And then those of you who follow this we set $ 500 million, and we’ve achieved those goals and now we’re setting $ 1 billion . ” CEO Hawkins ( 06 / 22 / 17 ) “Over the last five years … with the growth in the marketplace being minimal, or in some of our markets even being down, we focused on acquisitions, and we did a number of acquisitions … ” CEO Hawkins ( 05 / 13 / 14 ) “We are now, today, officially putting our next goal out there for 2014 , to hit $ 500 million in revenues . It’s quite a target, but it was quite a target when we were $ 30 million 6 years ago to get to $ 250 million . ” CEO Hawkins ( 01 / 10 / 11 ) “They really are, for the most part, 2 separate business units . They're operated separately, their own separate sales channels … . [S]o they are run separately, and they're just 2 great businesses . ” CEO Hawkins ( 09 / 12 / 16 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

66 voce capital Natus has been built almost entirely through acquisitions ▪ Recent large acquisitions vs. smaller tack - on acquisitions ▪ Sum total of acquisition revenue represents almost 100% of 2017 total revenues ▪ “Third Leg” Natus has created no net real value despite >$500mm of capital invested in M&A ▪ “Fourth Leg”: Different call point with separate sales force Year Acquired Company Neurology Newborn Other Price Revenue 2017 Integra Neuro x $48 $50 2017 Otometrics x $145 $100 2016 Retcam x $11 $14 2016 Neuroquest x $5 $3 2015 GND x $11 $7 2015 NicView x $1 $1 2013 Grass Technologies x $19 $19 2012 Nicolet x $58 $95 2011 Embla x $16 $30 2010 Medix x $19 $26 2009 Alpine Biomed x $43 $33 2009 Hawaii Medical x $3 $3 2008 Neurocom x $18 $11 2008 Schwarzer Neurology x $7 $9 2008 Sonamed x $9 $4 2007 Xltek x $65 $34 2006 Olympic x $19 $16 2006 Deltamed x $4 $5 2006 Biologic x $69 $32 Total $569 $492 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

| Summary | Cessation of M&A |
| --- | --- |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# A pattern of botched integrations

| What CEO Hawkins Said | What Actually Happened (CEO Hawkins quotes) |
| --- | --- |
| • General M&A | • General M&A: Pre-2013 acquisitions disappointed |
| "You've got to buy things right, you've got to integrate them, you've got to operate them, grow them and get them into our Natus' profit operating margins." (1/28/15) | "If you go back a few years ago when Jonathan joined us, we were in this basic position, but, in fact, it was a lot worse when he joined us. I think we were 8% or 9% operating margins, so we ended up getting them to almost 19%." (2/7/18) |
| • Otometrics | • Otometrics |
| "We believe [it] can be a 20% operating margin business" (1/10/18) | "[W]e have certainly invested a lot more in Otoscan than what we had originally thought….So we've…brought [operating margin expectations] down into the 15% to 16% range…" (2/7/18) |
| "We have set an operating goal for all of Otometrics of…20% in 2018" (2/1/17) | "[W]e implemented Oracle…at Otometrics….It resulted in not being able to take orders and deliver products…" (2/7/18) |
| • Integra | • Integra |
| "As we go forward, it will be to our margins of at least 20%, pretax margins, with we think some growth opportunities and will give us the ability to add on additional products." (01/10/18) | "[W]e hired and trained a new neurosurgery sales force" (04/25/18) |
| | "Integra business in this transition besides buying it at peak revenues, which was a big year for them…we do expect to have some business fall off" (10/25/17) |

***Natus acknowledged a Material Weakness in its 2017 10-K because it "did not perform an effective risk assessment relating to significant acquisitions"***

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68 voce capital Natus’ acquisition model has failed to deliver scale benefits Gross Margin: Operating Margin: ROIC ¹: 63% 13% 25% 60% 13% 11% “Our improved operating margin has been driven by increased operating leverage and efficiencies as a result of our acquisition strategy … ” – CEO Hawkins ( 10 / 24 / 13 ) Really?? $43 $501 $ -- $100 $200 $300 $400 $500 $600 2005 2017 Revenues ($mm) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 1. Normalizes Natus tax rate from 8% in 2005 to 22% rate used in 2017 calculation

69 voce capital Natus employs a flawed acquisition methodology “Better to buy a great business at a fair price than a fair business at a great price.” – Warren Buffett CEO Hawkins’ bottom - fishing technique is highly unusual “[W]e have a very unique acquisition strategy … . [W]e have a very strict discipline that we’ve always adhered to when we do acquisitions, and that is we pay ½ of the revenues as to what we’re trading at . ” – CEO Hawkins ( 1 / 16 / 14 ) “We’re very disciplined that … not only do we want it to be accretive in our first full quarter of ownership, but we also look to buy companies at a right valuation . We’ve used the metric to buy them at ½ of the value that we’re trading at, based upon revenues . ” – CEO Hawkins ( 10 / 19 / 12 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion In contrast…

70 voce capital CEO Hawkins has told stockholders to expect more of the same Natus 2017 Analyst Day Slide : “Drive to $1Bn” “[W]ith the $ 1 billion goal we have set, the 5 - year goal is certainly intact and we are driving to that … . Why $ 350 million is the right number? Well, we pick a goal out there, and those of you that have followed Natus for some time, I think, our first goal was $ 100 million, and then it went to $ 250 million and then $ 500 million last year, which we achieved … . And it’s worked for us, I would say, successfully in the past and we’ve been one of the fastest - growing medical device companies out there in the last 14 years, and we hope to keep that trend going . ” – CEO Hawkins (April 25 , 2018 ) “[W]e do plan to continue to acquire and partner with companies and products in the future to strengthen and expand our markets . ” – CEO Hawkins (April 25 , 2018 ) “As we go forward, we’re going to drive to a $ 1 billion in 5 years . That’s our goal . And this chart, what it shows is that we’re going to be using -- doing some of this through organic growth and some through acquisitions … . [Y]ou can see that … we’ll have to buy about $ 350 million of business that will fit into Natus … . [I]t’s something that can happen and we’re driven to make it happen . ” – CEO Hawkins (June 22 , 2017 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# Risks from M&A strategy are increasing

- As Natus has grown, it must do larger deals to move the needle
  - Otometrics (#1) and Integra neurosurgery assets (#3) among the largest deals ever
  - $1 billion plan requires $350 million of acquisition revenues and at least $425 million of capital
- Now willing to participate in competitive auctions at the risk of pricing discipline

> "[W]e don't typically get in competitive bidding situations." (1/28/15)

- Core businesses (with 60%+ market shares) are saturated – new "legs" to stool inherently riskier

> "We completed a roll-up of the neurodiagnostic business over the last decade. Before the roll-up there were many competitors in the space. Few of them made any money, which really provided very little money to go into R&D and to rationalize the products that were in the market. Natus is now one of the very small number of players in the neurodiagnostics space that now have the resources and the market share to make better products to lower cost and increase margins." (05/24/16)

- Significantly larger amounts of leverage required to fund ongoing deal spree
  - Natus has run with net cash balances from 2013 – 2016, when it bought Otometrics
  - Excess cash has historically been used for share repurchases
- Significant accounting issues
  - Natus admitted that it "did not perform an effective risk assessment relating to significant acquisitions, and as a result we did not adequately design control activities over the accounting for the acquisition of Otometrics."
  - Natus concluded that "the control deficiencies represent a material weakness in our internal control over financial reporting as of December 31, 2017."

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voce capital C. Enhance p rofitability

voce capital “[W]e still have questions on margin expansion, the lack of organic growth in the second quarter, and the required ramp - up in the second half of 2018 in order to hit the full - year target . With these overhangs … . we would wait until there is confidence on operating margin expansion, be it from better top - line growth driving leverage or from straight out aggressive cost - cutting measures (we favor the former but believe there is a lot of opportunity and a greater likelihood to see the latter) … . There seems to be a lot of buzz around the Otoscan launch, but we are still less bullish than management as we try to understand the commercial model . ” – Brian Weinstein, William Blair (April 25 , 2018 )

74 voce capital 14% 16% 19% 18% 13% 9% 14% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2013 2014 2015 2016 2017 1Q18A 2018E Opportunity #4: Expand Natus’ operating margins Natus’ operating margins expanded through 2015 after limiting meaningful M&A, but have since contracted and are expected to remain depressed at least through 2018 Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 2018 estimated margins appear challenging based on 1Q18 ?

75 voce capital Recent gross margin headwinds Recent M&A and regulatory issues have slowed down integrations of past acquisitions, severely impacting gross margins Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 57.1% 59.6% 61.1% 62.6% 62.3% 60.0% 59.4% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2012 2013 2014 2015 2016 2017 2018E

76 voce capital 8.6% 8.4% 8.1% 8.6% 8.8% 10.0% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 2013 2014 2015 2016 2017 2018E R&D as % of Revenue Uncertain and unproven new investment cycle beginning Step - up in 2018 largely due to new product launch costs from Otoscan, estimated to be at least $8mm in 2018 ~$8mm or $0.19 EPS Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

77 voce capital Lack of operating expense leverage Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 42.0% 42.5% 43.0% 43.5% 44.0% 44.5% 45.0% 45.5% 46.0% 46.5% 47.0% $ -- $50 $100 $150 $200 $250 2015 2016 2017 % of Revenue Non - GAAP Opex Despite growing revenues by over 33% from 2015 to 2017, Natus has experienced negative leverage on its operating expenses

78 voce capital Natus’ operating expense exceeds peer average Natus’ SG&A % of Revenue vs. Peers Natus’ R&D % of Revenue vs. Peers Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 23% 24% 26% 31% 31% 31% 34% 35% 35% 40% 42% 42% 44% 45% 45% 52% 36% -- 10% 20% 30% 40% 50% 60% ALOG ICUI ARAY HAE MMSI ANGO NXTM MASI OMCL BABY CNMD GMED IART PODD ABMD NUVA Peer Avg. SG&A (% of revenue) 4% 4% 4% 5% 5% 7% 7% 7% 8% 9% 10% 10% 13% 13% 14% 16% 8% -- 2% 4% 6% 8% 10% 12% 14% 16% 18% HAE ICUI CNMD NUVA IART GMED MMSI ANGO MASI OMCL NXTM BABY ABMD ALOG ARAY PODD Peer Avg. R&D (% of revenue)

79 voce capital Natus’ revenue growth does not justify incremental operating expenses Natus’ Opex % of Revenue vs. Peers Natus’ Expected Organic Revenue Growth vs. Peers Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion 27% 34% 37% 38% 38% 39% 42% 44% 45% 46% 49% 49% 50% 57% 58% 61% 44% -- 10% 20% 30% 40% 50% 60% 70% ICUI HAE ALOG MMSI ANGO ARAY MASI OMCL NXTM CNMD GMED IART BABY NUVA ABMD PODD Peer Avg. Opex (% of revenue) 0% 2% 4% 4% 5% 5% 6% 6% 6% 8% 8% 9% 10% 13% 22% 27% 9% -- 5% 10% 15% 20% 25% 30% ALOG ANGO ICUI BABY CNMD ARAY IART NUVA MASI HAE MMSI GMED OMCL NXTM PODD ABMD Peer Avg. Revenue Growth

80 voce capital R&D efficiency: ~$150mm invested over 5 years for $6mm of organic growth Annual Organic Revenue (Y+1) ¹ ($13) $10 $12 ($4) $0 ($2) Note: Numbers may not sum or calculate properly due to rounding figures to whole numbers 1. Represents the organic revenue $ growth for the year following the R&D investment year Natus’ Annual R&D Investment Natus’ expected return on its aggressive new R&D program is debatable given the anemic yield on its prior investments Cumulative: ~$150mm invested for ~ $6mm of organic revenue growth Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion $29 $30 $30 $30 $33 $44 $ -- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2012 2013 2014 2015 2016 2017 Largely flat voce capital D. Re - instill a culture of regulatory compliance

82 voce capital A culture of non - compliance? ▪ Natus recently lost a patent infringement case against Nox Medical (May 2018) – Jury found willful infringement by Natus – Casts doubt on Natus’ R&D process / quality ▪ Cybersecurity vulnerabilities in certain Natus products were recently discovered by Cisco “According to Cisco, an attacker with access to the targeted network can remotely execute arbitrary code on the device or cause a service to crash by sending specially crafted packets . An attack does not require authentication … . Cisco said it reported the vulnerabilities to Natus in July 2017 , but the bugs were only confirmed in October . ” – Security Week (April 6 , 2018 ) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion ▪ Recent product recall incidents: – In December 2012, the FDA issued a Class I recall of Natus Medical’s Olympic Cool - Cap System ▪ According to the FDA’s statement, “Class I recalls are the most serious type of recall and involve situations in which there is a reasonable probability that use of these products will cause serious adverse health consequences or death.” – In June 2010, Natus had to recall all Sonamed Clarity devices ▪ In its recall statement, Natus said, “Given these findings, Natus had no choice but to conclude that no adequate basis exists – even when the user manual is followed – for a reasonable and informed professional to make the choices called for above or to have any confidence in the automated screening information resulting from use of the Clarity system.” ▪ This recall occurred two years after Natus announced the completion of its acquisition of Sonamed in May 2008

83 voce capital A culture of non - compliance? (cont.) Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion “As we disclosed in our press release issued today and as a separate matter on October 15 th, we received a warning letter from the FDA related to our Olympic Medical manufacturing facility in Seattle, Washington . The letter focused on process deficiencies that were identified during an FDA inspection in April . Since our acquisition of Olympic Medical, we have implemented a number of improvements for the quality system at their facility . We are confident that the issues raised in the FDA warning letter have not impacted patient safety or the efficacy of the products manufactured by Olympic . At the same time, we take seriously the FDA’s comments and are working to address the findings identified by the FDA in their letter . ” – CEO Hawkins ( 11 / 1 / 07 ) “[W]e did put a voluntary ship hold on some newborn products up in Seattle … . We are working through as planned to remediate and to validate all of our processes and procedures and design controls that we had communicated . We are hopeful that we will be able to ship some product in the fourth quarter … ” ( 10 / 19 / 16 ) – CEO Hawkins ( 10 / 19 / 16 ) ▪ Natus has had two separate FDA violation letters under CEO Hawkins’ watch ▪ Natus and CEO Hawkins are presently defending allegations in Federal Court of securities fraud – One of CEO Hawkins’ outside Boards – OSI Systems – is currently under investigation by the DOJ for FCPA violations and by the SEC for insider trading by Officers and Directors

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# Seattle facility shiphold

## Overview

- Natus initially received an FDA warning letter in early 2015 related to the product update process approval process checklists for the NeoBlue products developed and manufactured at the Seattle facility
  - Initially all products were unimpacted as Natus worked to rectify the identified issues
  - Opex elevated as Natus brought in consultants to implement the required design and regulatory checks in place
- By 3Q16, the issues still were not completely rectified so the Company placed a voluntary shiphold on certain NeoBlue products
  - Initially represented ~$20mm of products
  - NeoBlue overhead product began shipping in 1Q17
  - $3-4mm of products that were too small to justify spend to remediate
- Est. 2017 financial impact:
  - Revenues: ~$8 - $9mm
  - Opex: ~$2 - $3mm in elevated expenses

## Scope of issues

- Lack of controls for verifying device output met the initial design input requirements
- Lack of controls around documenting and verifying design changes before implementation
- Failure to maintain design history files (DHFs) for each device
- Failure to maintain device master records (DMRs) for each device
- Failure to establish procedures for checking and implementing corrective actions for devices
- Inadequate service and training around handling product complaints

Source: Voce research, Company filings

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85 voce capital ▪ Immediately cease all acquisition - related activities at Natus until a complete operational and strategic review can be conducted ▪ Complete a review of all operating expenses and capital spending ▪ Establish a Board - level Enterprise Risk Committee to oversee operational, regulatory and other risks broadly ▪ Instruct the CEO, with the Board’s involvement, to retain a search firm to hire a COO and a General Counsel ▪ Pause announced increase in R&D investment until comprehensive risk / reward and ROIC analyses are fully vetted – Demand greater clarity on business model for currently non - existent Otoscan market / product Operations: Recommended “Starter Kit” for New Board Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

voce capital Opportunity #3: Restructure CEO compensation

87 voce capital ▪ Compensation increases in the face of declining performance – 13% CAGR on CEO base salary since 2012 ▪ By Voce analysis, CEO pay was already at 75 th percentile ahead of another increase in 2017 to $820K vs. median of peer group of $675K – Stock - based grants steadily increasing with increased share dilution as stock price has fallen ▪ Compensation structure – Annual cash incentive payments based on hurdles with questionable one - time adjustments ▪ Adj. non - GAAP EPS used to calculate compensation figures added back impact of Seattle facility regulatory issues to get to 94% of target goal. Voce estimates including those costs would bring the EPS right to the 85% of target goal, which is the minimum to receive any cash bonus for the year – Exclusively time - based restricted stock grants – No equity ownership requirements – No compensation recoupment policy ▪ Recently changed vesting policies for employees 65 or older to vest immediately upon retirement – By Voce analysis, none of Natus’ peer companies structures its restricted stock vesting this way – CEO Hawkins turns 63 this year, which means his new grants have accelerated vesting ▪ Stale compensation committee – For nearly 14 years, the compensation committee had consisted of the same three individuals: Robert Gunst, William Moore and Doris Engibous ▪ $10mm+ “Golden Parachute” for CEO Hawkins Natus’ CEO compensation is highly problematic: Summary Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

88 voce capital $5,234,757 $4,932,544 $5,077,660 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2016 2017 2018E Rich CEO compensation history in face of diminished shareholder returns Annual Shareholder Return (28%) 10% (14%) Russell 2000 TSR 21% 15% 3% Proxy Peers TSR 24% 26% 15% Even assuming no cash bonus achieved for 2018 and a flat base salary, CEO Hawkins’ total compensation will already increase over 2017 given the large stock grants Note: 2018 returns through 3/19/18, the last day before the WSJ reported Voce involvement Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

89 voce capital Base CEO salary has increased steadily every year since 2012, far outstripping inflation and wage trends, with no signs of abatement. Compensation committee targets up to 75 th percentile compensation relative to Proxy Peers Unrelenting salary increases $455,000 $500,000 $650,000 $700,000 $750,000 $820,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2012 2013 2014 2015 2016 2017 CEO Annual Base Salary Amount Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

90 voce capital On top of the structural issues surrounding 100% time - based vesting of stock awards, the sheer dollar amount of the stock awards in light of recent performance calls into question the independence of the Compensation Committee Guaranteed time - vested stock grants CEO Annual Stock Grants $1,398,528 $1,750,020 $2,030,199 $2,811,120 $3,999,905 $4,106,400 $4,251,660 $300,000 $800,000 $1,300,000 $1,800,000 $2,300,000 $2,800,000 $3,300,000 $3,800,000 $4,300,000 $4,800,000 2012 2013 2014 2015 2016 2017 2018 Stock grants issued to CEO Hawkins over the last 3 years of underwhelming performance represent 1 . 0 % of the shares outstanding . Most recent stock grants along with immediate vesting upon hitting age 65 , mean they no longer are 4 - year vesting awards Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

# Compensation committee accountability is long overdue

| | |
|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

**Committee Composition**



Doris Engibous
William M. Moore
Robert A. Gunst
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Chairperson
Committee Member

**Negative ISS Voting Recommendations**

- 2015
  - A vote AGAINST [the Executive Incentive Bonus Plan] is warranted given that the plan will be administered by the Compensation Committee, which is not fully independent.
  - A vote AGAINST William M. Moore is warranted for serving as a non-independent member of certain key board committees
- 2012
  - A vote AGAINST William M. Moore is warranted for serving as a non-independent member of a key board committee
- 2009
  - Shareholders should WITHHOLD votes from members of the Compensation Committee Doris M. Engibous and William M. Moore for a pay-for-performance disconnect

***Chairman Gunst and Director Engibous should be held accountable for Natus' poor compensation practices, in our view***

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92 voce capital ▪ Position compensation at the median of the market – Eliminate practice of paying above - market compensation (75 th percentile) ▪ Pay for performance – Eliminate 100% time - based vesting – Link vesting to TSR and/or financial metrics such as profits and return on invested capital ▪ Replace full retirement vesting with graded vesting ▪ Institute stock ownership guidelines ▪ Enact a recoupment policy ▪ Reconstitute the membership of the Compensation Committee ▪ Select a new compensation consultant Compensation: Recommended “Starter Kit” for the New Board Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

voce capital Conclusion: Getting BABY Back

Summary | Cessation of M&A
Overview | Profitability
Underperformance | Regulatory
Governance | Compensation
Organic Growth | Conclusion

# Mark G. Gilreath



Mark G. Gilreath

<u>Experience:</u> Mark Gilreath has served as an Operating Partner at Frazier Healthcare Partners, a private equity and venture capital firm, since October 2017. Prior to Frazier, he founded EndoChoice, Inc. (NYSE: GI) in October 2007 and served as the Chief Executive Officer and a director until November 2016. EndoChoice focuses on the R&D, manufacturing and commercialization of a diverse portfolio of medical technologies and services for physicians in gastrointestinal endoscopy. From 1999 to 2008, Mr. Gilreath served in various roles at Given Imaging Inc. (Nasdaq: GIVN) including as President of the Americas and Chief Marketing Officer. From 1992 to 1999, he held various commercial leadership roles with PENTAX Medical including Product Manager, Director of Marketing, Area Sales Manager and Director of Business Development. From 1989 to 1992, Mr. Gilreath served in the U.S. Navy in Naval Intelligence, including during Operation Desert Storm. He serves on the board of directors of the Medical Device Manufacturers Association, Spencer Health Solutions and the Marcus Autism Center.

<u>Previous Directorships:</u>
EndoChoice (NYSE: GI)
Given Imaging (Nasdaq: GIVN) Japanese Subsidiary

<u>Key skills:</u>
Public medical device CEO experience
Strategic M&A transactions
Public company directorial experience

<u>Alignment:</u> Already a Natus shareholder

***"I've been fortunate to work with excellent board members at growing medical technology companies, competing in more than 30 countries. As both a Director and Executive, I've found that a highly engaged board, with relevant medtech experience, can make a profound impact on the health and performance of an organization. If given the opportunity, I'd be honored to serve Natus stockholders and share my 25 years of experience facing the complex challenges of building a global medical technology company."***

***– Mark G. Gilreath***

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|---|---|
| Summary | Cessation of M&A |
| Overview | Profitability |
| Underperformance | Regulatory |
| Governance | Compensation |
| Organic Growth | Conclusion |

# Lisa Wipperman Heine



**Lisa Wipperman Heine**

*Experience:* Lisa Wipperman Heine has served as the Chief Operating Officer of Mitralign, Inc., a venture- backed innovator of transcatheter heart valve technologies, since November, 2015. She is the Founder of and, between July 2014 and November 2015, a Principal at deArca Strategic Solutions, LLC, a consulting firm focused on helping medical technology companies assess, develop and execute strategies related to market opportunities and technology adoption. Ms. Heine previously served in multiple leadership roles at Covidien, Inc. between April 2007 and May 2014 (formerly ev3, Inc. and now known as Medtronic), including Global Vice President of Medical Affairs for Vascular Therapies from January 2013 to May 2014. During her tenure at Covidien, she helped drive the strategy of a $1.7B business and was responsible for leading the strategy and operations of Clinical Affairs, Healthcare Economics, Policy and Reimbursement and Medical Education functions. Between 2002 and 2007, Ms. Heine served in leadership roles, including regulatory affairs and reimbursement, at Acorn Cardiovascular, Inc., a venture-backed developer of heart failure treatment technologies.

*Current Directorships:* Surmodics Inc. (Nasdaq: SRDX) since April 2017; Member of Nomination & Governance and Compensation Committees

*Key skills:*
- Operating experience
- Public company directorial experience
- Regulatory affairs

*Alignment:* Committed to buying Natus shares in the open market upon election

***"In my 25 years of medical technology experience, including operating roles and public board service, one of the critical elements of success I've observed is the importance of synchronizing corporate strategy with executive priorities and the disciplined allocation of scarce resources. A motivated and committed Board, with relevant operational and functional expertise, plays a crucial role in this alignment process. It would be a privilege to serve as a Natus Director, and to share my diverse medtech experience, in tackling complex challenges, building consensus, driving strategic objectives and delivering long-term stockholder value."***

***– Lisa Wipperman Heine***

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96 voce capital Joshua H. Levine Current Directorships: Accuray Inc . (Nasdaq : ARAY) since October 2012 Key skills: Public medical device CEO experience Strategic M&A transactions Public company directorial experience Mr . Levine has served as the President and CEO and as a member of the board of directors of Accuray Incorporated (Nasdaq : ARAY), a publicly traded radiation oncology company that develops, precise, innovative cancer treatment solutions, since October 2012 . From June 2011 to October 2011 , Mr . Levine served as the President and CEO and as a member of the board of directors of Immucor Corporation, a publicly traded diagnostics manufacturer of automated instrumentation and reagents used in transfusion medical procedures that was acquired by TPG Capital in August 2011 . Prior thereto, Mr . Levine served in several executive capacities during his 14 - year tenure with Mentor Corporation, a publicly traded company that was the global market leader in the surgical aesthetics market . From June 2004 to January 2009 , Mr . Levine served as President and CEO and as a member of the board of directors of Mentor Corporation, and from January 2009 to July 2010 , he served as its Worldwide President, following the acquisition of the company by Johnson and Johnson . Mr . Levine holds a Bachelor of Arts degree from the University of Arizona . Experience: Joshua H. Levine Alignment: Already a Natus shareholder “Over the course of my experience in 3 public company CEO/ director roles with small and mid cap medical device companies, I have participated in a number of ‘best practice’ governance models . These first hand experiences have reinforced my belief in the critical difference between governance and managing and the implications on shareholder value creation . ” – Joshua H. Levine Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion

97 voce capital The New Board Can Make an Immediate Impact Governance Operations Compensation Getting fresh, experienced and independent perspectives into Natus’ Boardroom is a crucial prerequisite to progress Regulatory Profitability Cessation of M&A Underperformance Overview Summary Compensation Governance Organic Growth Conclusion “Starter Kit” for New Board ▪ Eliminate time - based vesting ▪ Position overall compensation relative to performance, targeting 50 th percentile ▪ Institute stock ownership guidelines ▪ Enact a recoupment policy ▪ Reconstitute the Compensation Committee ▪ Select a new compensation consultant ▪ Reconstitute the Nominating and Governance Committee ▪ Provide for access to independent legal advice ▪ Elect a new Chairman ▪ Institute stock ownership guidelines for Directors ▪ Conduct a comprehensive assessment of the Board’s corporate governance profile ▪ Strictly limit outside Board service by Natus’ CEO to only one Board ▪ Commit to de - stagger the Board ▪ Cease all acquisitions until a complete operational and strategic review can be conducted ▪ Complete a review of all operating expenses and capital spending ▪ Establish a Board - level Enterprise Risk Committee ▪ Retain a search firm to hire a COO and General Counsel ▪ Pause announced increase in R&D investment until risk/reward and ROIC are analyzed

98 voce capital Sources ▪ Page 4: Capital IQ, Court filings, SEC filings ▪ Page 5: Capital IQ, SEC filings ▪ Page 6: Voce research ▪ Page 7: SEC filings, Voce research ▪ Page 8: SEC filings ▪ Page 9: Voce research, SEC filings ▪ Page 10: Capital IQ, SEC filings ▪ Page 13: Capital IQ, SEC filings ▪ Page 14: SEC filings, Voce research ▪ Page 15: Company materials ▪ Page 16: SEC filings, Voce research ▪ Page 17: SEC filings, Voce research, Company materials ▪ Page 18: SEC filings, Voce research, Company materials ▪ Page 19: Company materials ▪ Page 20: SEC filings, Voce research, Company materials ▪ Page 22: Capital IQ, SEC filings ▪ Page 23: Company transcripts, Capital IQ, LinkedIn ▪ Page 24: Company transcripts ▪ Page 26: Capital IQ, SEC filings

99 voce capital Sources (cont.) ▪ Page 27: Capital IQ, SEC filings, Voce research ▪ Page 28: Company transcripts: CEO Hawkins commentary from 2008 onwards (all quarterly earnings calls, one analyst day, three M&A calls, and 17 sell - side conferences ▪ Page 30: Company transcripts, Voce research ▪ Page 31: Company transcripts, SEC filings ▪ Page 32: Company transcripts, SEC filings ▪ Page 33: Company transcripts, SEC filings, Voce research ▪ Page 34: Company transcripts, SEC filings, Voce research ▪ Page 35: Capital IQ, Company transcripts, SEC filings ▪ Page 36: Company transcripts, SEC filings ▪ Page 38: Capital IQ ▪ Page 39: Capital IQ, SEC filings ▪ Page 40: The WSJ ▪ Page 41: Bloomberg ▪ Page 42: Bloomberg ▪ Page 43: Capital IQ, Voce research, SEC filings ▪ Page 45: Voce research ▪ Page 46: Costabile v. Natus Medical Incorporated, James B. Hawkins and Jonathan A. Kennedy , Case No. 17 - cv - 00458 - JSW (N.D. Cal.), Feb. 26, 2018 (White, J.) ▪ Page 47: SEC filings, Company documents

100 voce capital Sources (cont.) ▪ Page 48: Company Proxy ▪ Page 49: SEC filings ▪ Page 50: SEC filings, Voce research ▪ Page 51: Bing Maps, Voce research ▪ Page 52: SEC filings, Voce research ▪ Page 53: Voce research, Company Proxy ▪ Page 54: SEC filings, Company Proxy, Voce research ▪ Page 55: Voce materials, Company materials ▪ Page 56: Voce materials ▪ Page 57: Voce materials, Company Proxy ▪ Page 61: Wall Street research ▪ Page 62: Voce research, SEC filings ▪ Page 63: Voce research, SEC filings ▪ Page 65: Company transcripts ▪ Page 66: SEC filings ▪ Page 67: Company transcripts, SEC filings ▪ Page 68: SEC filings, Company transcripts ▪ Page 69: Company transcripts ▪ Page 70: Company materials, Company transcripts

101 voce capital Sources (cont.) ▪ Page 71: Company transcripts, SEC filings, Voce research ▪ Page 73: Wall Street research ▪ Pages 74 – 79: SEC filings, Capital IQ ▪ Page 80: SEC filings, Voce research ▪ Page 82: SEC filings, Press releases, Voce research ▪ Page 83: Company transcripts, SEC filings ▪ Page 84: SEC filings, Voce research ▪ Page 87: Company Proxy, Voce research, SEC filings ▪ Page 88: Capital IQ, Company Proxy ▪ Pages 89 – 90: Company Proxies ▪ Page 91: Company Proxies, ISS